United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered

Management Investment Companies

Investment Company Act file number: 811-00994

RMB Investors Trust
(Exact name of registrant as specified in charter)
115 South LaSalle Street, 34th Floor, Chicago, IL 60603
(Address of principle executive offices) (Zip Code)
Walter H. Clark
115 South LaSalle Street, 34th Floor, Chicago, IL 60603
(Name and address of agent for service)
Registrant’s telephone number, including area code:	(800) 462-2392
Date of fiscal year end:	December 31
Date of reporting period:	December 31, 2017

DECEMBER 31, 2017

ANNUAL

Report

THE RMB FAMILY OF FUNDS

RMB Fund

RMB Mendon Financial Services Fund

RMB Mendon Financial Long/Short Fund

RMB Fund

For the full-year 2017, the RMB Fund Class A shares (the ‘‘Fund’’) gained +22.5% net of fees, ahead of the S&P 500 Index’s total return of +21.8%. Overall, we were pleased with the Fund’s full-year relative and absolute returns.

Contributors and Detractors

The Fund’s strongest contributor in 2017 was NVR, Inc (NVR), a homebuilder with regional concentration in the Mid-Atlantic states. We were originally attracted to NVR because it was a very unique company within the homebuilding industry that employed a ‘‘land light’’ business model. The stock was successful for us as fundamentals for NVR and the home building industry remained strong and earnings estimates continued their upwards trajectory. We exited the position during the period as we felt the stock had appreciated to a price where it was fully valued, more than discounting all the positive expectations for future growth. We also have concerns about the sustainability of NVR’s gross margins given some inflationary pressures in labor and building materials. We think very highly of NVR’s business model and management team and would consider the opportunity to own the stock again at a more reasonable valuation.

The Fund’s second-largest contributor was Visa Inc. (V), a global network provider of payment services. Visa is an iconic brand that has been built throughout the world over several decades. We believe the long-term secular trend away from cash and checks towards electronic forms of payments will continue to drive growth for Visa for years to come. We also believe last year’s acquisition of Visa Europe, a separate entity that was carved out during Visa’s IPO in 2008, will create value for shareholders in the coming years. Despite a relatively high valuation, Visa remained a large position in the Fund at year end and we anticipate that this compounding business model will be a core holding for years to come.

On the negative side of the performance ledger, we had a few names whose prices underperformed the market this year, adversely affecting the Fund’s overall return. Schlumberger Ltd., a global provider of services to the oil and gas industry, was the Fund’s largest detractor. The stock suffered throughout the year as energy prices remained subdued until a fourth-quarter rally provided hope that energy prices have bottomed. Demand for Schlumberger’s services has a direct link to energy prices and we are encouraged that 2018 could be a better year for the Company. We engaged in a tax trade in Schlumberger at year end to harvest a tax loss in the name. We subsequently repurchased the stock in January.

Ritchie Bros. Auctioneers Inc., a provider of auctioneering services for industrial and agricultural equipment, was the Fund’s second largest detractor. The stock was a poor performer as the equipment volume coming to auction has been weak due to strong demand for usage of older equipment in the field. Ritchie also closed its acquisition of Iron Planet, the leading online auctioneer. The Company’s vision is to marry up Ritchie’s leading presence in the physical auction world with Iron Planet’s online presence. While we believe this marriage makes strategic sense, the synergies of putting the two companies together will take time. We lost some confidence in Ritchie’s management team to execute its plan and the cycle did not appear like it would become a tailwind soon, thus we exited our position during the third quarter and allocated the proceeds into higher-conviction ideas.

Outlook

When we last wrote you six months ago, market conditions felt quite similar to where we are today and the market continued to steadily move higher. Positive corporate earnings reports, low interest rates, and, most importantly, corporate tax reform has propelled the market. Near-term U.S. economic data points inflected positively. The U.S. employment market remains quite healthy with low unemployment and many employers reporting difficulty in finding skilled labor. Labor inflation was anemic during much of the post-crisis economic recovery, but we may finally be getting to a point where real wage growth accelerates. Business and consumer confidence have moved to historically high levels and all indications are that consumer spending during the holiday season was strong. The housing market’s steady recovery appears to be on track as well, although surging home prices have hurt affordability in many major metro areas and the U.S. is still not building enough homes to help balance longer-term supply and demand. Business capital investment, which has been sluggish over the past several years, could be a significant shot in the arm for overall economic growth if business confidence and the new corporate tax benefits translate into real spending on fixed assets. For the past few years, corporate spending on stock buybacks and dividends has taken preference over materially ramping capital expenditures. It’s quite clear that confidence in an extended economic cycle has risen despite more recent volatility and the stock market clearly implies a recession is not on the intermediate horizon. Despite all this newfound optimism, the U.S. bond market has stayed fairly quiet with long-term rates only moving moderately higher and spreads remaining very narrow. This implies quite a bit of skepticism regarding the potential for accelerated growth not driving inflation higher; something to watch closely over the next 12–18 months.

Outside the U.S., the overall economic picture appears to be improving in many developed and emerging economies with the potential for more synchronous global growth in 2018. After underperforming the U.S. for four consecutive years, the MSCI developed and emerging market stock indices both outperformed the U.S. this year, although the magnitude of the outperformance narrowed somewhat in the fourth quarter with the strong U.S. rally. China’s economic growth slowed over the past couple of years but appears to be stable now. The ability to transform to a more consumption oriented economy will be a challenge over the next several years, particularly with the amount of China’s debt. Europe also shows signs of more consistent growth after several years of very low or negative growth. Structural reforms and an accommodative central bank have had a positive effect and it appears that comfort levels have risen about the potential impact from Britain’s exit from the EU.

Overall, we don’t see anything on the intermediate horizon that would interrupt the momentum in corporate earnings growth, particularly with U.S. corporate tax reform providing a nice bottom line tailwind. Given high multiples, earnings growth is critical to push stock prices higher as we don’t see much of a margin of safety priced into stocks should earnings disappoint. While the opportunities to find companies selling at inexpensive valuations are not abundant, we continue our ‘‘bottom-up’’ search to optimize the Fund. Our disciplined investment process focuses on individual company fundamentals and less on the overall market.

Thank you for the continued trust you place in us to manage your assets. If you have any questions, please do not hesitate to contact us.

Todd Griesbach

Portfolio Manager

The S&P 500® is widely regarded as the best single gauge of large-cap U.S. equities. There is over USD 7.8 trillion benchmarked to the index, with index assets comprising approximately USD 2.2 trillion of this total. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization in the United States. One may not invest directly in an index.

Investors should consider the investment objectives, risks, charges and expenses carefully before investing. For complete information about the Fund, including a free prospectus, please contact RMB Investors Trust at 855-280-6423, or visit the website at www.rmbfunds.com. The prospectus contains important information about the funds, including investment objectives, risks, management fees, sales charges, and other expenses, which you should consider carefully before you invest or send money.

All investing involves risk including the possible loss of principal. The RMB Fund invests in larger, more established companies, which may not respond as quickly to competitive challenges or have higher growth rates than smaller companies might have during periods of economic expansion. There can be no assurance that the Fund will achieve its investment objective.

Foreside Fund Services, LLC, Distributor

RMB FUND	1

PORTFOLIO INVESTMENTS
Asset Allocations (as a % of net assets)

% of net
Industries – Common Stock	assets
Information Technology	32.77%
Health Care	16.54%
Consumer Discretionary	14.89%
Financial Services	8.67%
Industrials	6.94%
Energy	5.26%
Real Estate	4.77%
Consumer Staples	4.23%
94.07%

% of net
Top 10 Common Stock Holdings	assets
Alphabet, Inc., Class A	5.03%
Apple, Inc.	4.78%
American Tower	4.77%
Visa, Inc.	4.38%
IHS Markit, Ltd.	4.25%
ServiceMaster Global Holdings, Inc.	4.24%
Amgen, Inc.	4.23%
STERIS PLC	4.15%
Becton, Dickinson and Co.	4.03%
Microsoft Corp.	4.02%
43.88%

TOTAL RETURN† (For the period ended December 31, 2017)
Growth of $10,000 Over Ten Years

	with no	with max.
	sales	sales	S&P
	charge	charge	500®
Average Annual Returns	or CDSC	or CDSC	Index*
Class A
One year	22.49%	16.38%	21.83%
Three years	8.00%	6.17%	11.41%
Five years	11.09%	9.96%	15.79%
Ten years	7.12%	6.57%	8.50%

Class C
One year	21.57%	20.71%	21.83%
Three years	7.19%	7.19%	11.41%
Five years	10.26%	10.26%	15.79%
Ten years	6.32%	6.32%	8.50%

Class I
Since inception (02/01/17)	20.52%	20.52%	19.50%

	with no	with max.
	sales	sales	S&P
	charge	charge	500®
Cumulative Total Returns	or CDSC	or CDSC	Index*
Class A
One year	22.49%	16.38%	21.83%
Three years	25.98%	19.69%	38.29%
Five years	69.21%	60.73%	108.14%
Ten years	98.86%	88.92%	126.03%

Class C
One year	21.57%	20.71%	21.83%
Three years	23.15%	23.15%	38.29%
Five years	62.93%	62.93%	108.14%
Ten years	84.61%	84.61%	126.03%

Class I
Since inception (02/01/17)	20.52%	20.52%	19.50%

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent month end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB Fund Class A is 1.55%, for Class C is 2.30% and Class I is 1.30% as set forth in the Funds’ prospectus dated May 1, 2017.

†	The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

*	Keep in mind that indices have no management fees or brokerage costs.

2	RMB FUND

RMB Mendon Financial Services Fund

For the year ended December 31, 2017, the RMB Mendon Financial Services Fund rose +11.99% in comparison to a gain of +5.44% for its benchmark, the Nasdaq Bank Index.

2017 marked the beginning of several themes we anticipate will provide tailwinds to the U.S. financial services sector for years to come. We discussed these often during the year and saw them finally coalesce with the passage of corporate tax reform. In addition to tax reform, we witnessed substantial momentum in consolidation, deregulation, and higher rates, which we detail below.

We believe the passage of corporate tax reform was the most significant development in 2017 as banks, on average, are the highest tax-payers of the S&P industries. They pay close to statutory rates as there are no real offsets for plain-vanilla, domestic bank earnings. By reducing corporate tax rates to 21%, we believe there is significant room for profit improvement, even if the full benefit doesn’t drop to the banks’ bottom line. Importantly, there is now a path for banks to return to historical returns on equity with larger (safer) capital bases.

M&A also continues to be a major theme for the sector, quietly accelerating from 2016 levels in both number and valuation. There were 254 transactions in the year, up from 240 in 2016; the average price to tangible book was 164.7% in 2017, compared to 136% for 2016. Notably, 4.3% of the industry consolidated in 2017, in line with recent trends. Further, only four new bank charters were granted (to put this in perspective, 178 charters were granted in 2006). In addition to higher valuations allowing for more accretive deals, the importance of scale remains paramount. Although onerous bank regulation is easing, technology and cybersecurity spending remains robust, requiring banks to have a larger footprint over which to spread these costs. We often refer to the banking ‘‘food chain’’ where larger banks continually ‘‘eat’’ the smaller banks. Interestingly, we now see an increase in smaller banks merging with each other in order to have reasonable scale for continued operations or to be relevant in the food chain.

Deregulation is ongoing, both on an agency and legislative basis. On the agency side, since the presidential election, seven of nine agency voting members of the Financial Stability Oversight Council (FSOC) have, or will have, turned over. They include: Secretary of the Treasury (Mnuchin), Chairman of the Board of Governors of the Federal Reserve System (nominee: Powell), Comptroller of the Currency (Otting), Director of the Bureau of Consumer Protection (Mulvaney), Chairman of the Securities and Exchange Commission (Clayton), Chairperson of the Federal Deposit Insurance Corporation (nominee: McWilliams), and Chairperson of the Commodity Futures Trading Commission (Giancarlo). Legislatively, Congress is working to change the Systemically Important Financial Institution (SIFI) threshold from $50 billion in assets to $250 billion. If passed, it would result in a material reduction in regulation and provide management teams with a greater ability to intelligently manage capital return. In addition, M&A should benefit from removing the artificial regulatory asset levels, resulting in larger companies potentially returning to the market as buyers and creating some compelling transactions with powerful synergies and cost savings. This is the type of deregulation that makes the most sense to us — that is, not the wholesale repeal of Dodd-Frank or other post-crisis legislation, but the shift from ‘‘one size fits all’’ to more thoughtful, size- and risk-appropriate regulation.

As it pertains to rates, the fed funds rate was lifted three times in 2017, and the Fed’s dot plot suggests three more hikes in 2018. The market is not fully giving credit to three rate increases, but we think it should. The spread between the 2- and 10-year U.S. Treasury varied greatly throughout the year and we believe its narrowing at times was due to externalities rather than a precursor of an economic downturn. Banks’ earnings streams are much more sensitive to short-term rates than the shape of the yield curve. In addition to loan yields, we are spending a great deal of time analyzing banks’ deposit bases, knowing that the more short-term rates rise, the greater the pressure on deposit competition.

Our largest contributors were, not surprisingly, both headquartered in the Southeast. FB Financial Corporation (FBK), headquartered in Nashville, TN, successfully used its multiple to acquire a local competitor during the year, significantly enhancing its earnings power and franchise value. First Bancorp (FBNC) is now the largest community bank in North Carolina after the recent mergers in the state. Our position in the stock increased over time as it acquired several of our holdings. We also added to the position in the open market during the year after realizing the unique opportunity available to the bank. Both of these positions demonstrate the optionality we look for in our holdings — companies that can increase value on a stand-alone basis resulting from markets and strong management, or benefit from being on either side of an acquisition.

Detractors were OceanFirst Financial Corp. (OCFC) and Opus Bank (OPB), both of which we believe have significant upside not currently recognized by the market.

We believe that consolidation, deregulation, rising rates, and tax reform provide a constructive backdrop as we enter 2018. These tailwinds, coupled with a growing economy, make us enthusiastic about the opportunity set ahead. We continue to focus on local intelligence derived from our meetings with management teams to provide us with broad investible themes and insights on the differences of U.S. regions.

We look forward to an environment where there is less correlation, one in which fundamentals matter and good businesses are rewarded. Our research-intensive approach is well-suited for such an environment. We truly appreciate your continued support.

Anton Schutz

Portfolio Manager

The NASDAQ Bank Index includes securities of NASDAQ-listed companies classified according to the Industry Classification Benchmark (ICB) Banks.

Investors should consider the investment objectives, risks, charges and expenses carefully before investing. For complete information about the Fund, including a free prospectus, please contact RMB Investors Trust at 855-280-6423, or visit the website at www.rmbfunds.com. The prospectus contains important information about the funds, including investment objectives, risks, management fees, sales charges, and other expenses, which you should consider carefully before you invest or send money.

All investing involves risk including the possible loss of principal. The RMB Mendon Financial Services Fund and the RMB Mendon Financial Long/Short Fund are sector funds. These types of funds may be susceptible to factors affecting their industries, and the funds’ net asset values may fluctuate more than a fund that invests in a wider range of industries. Because these funds concentrate their investments in one sector of the economy (financial services) and invest in derivative securities (currently RMB Mendon Financial Long/Short Fund engages in short sales of equities), investors should consider the risk that the funds may experience greater volatility than funds that invest across several sectors.

Foreside Fund Services, LLC, Distributor

RMB MENDON FINANCIAL SERVICES FUND	3

PORTFOLIO INVESTMENTS
Asset Allocations (as a % of net assets)

% of net
Industries – Common Stock	assets
Banks — Regional	82.94%
Thrifts & Mortgage Finance	7.22%
Consumer Finance	1.05%
Asset Management & Custody Banks	0.86%
Investment Banking & Brokerage	0.77%
Real Estate	0.49%
Other Diversified Financial Services	0.15%
93.48%

% of net
Top 10 Common Stock Holdings	assets
FB Financial Corp.	7.06%
First Bancorp	5.03%
Pacific Premier Bancorp, Inc.	4.02%
Pinnacle Financial Partners, Inc.	3.82%
South State Corp.	3.80%
Triumph Bancorp, Inc.	3.74%
Live Oak Bancshares, Inc.	3.05%
Fidelity Southern Corp.	3.04%
Seacoast Banking Corp. of Florida	2.75%
Equity Bancshares, Inc., Class A	2.62%
38.93%

TOTAL RETURN† (For the period ended December 31, 2017)
Growth of $10,000 Over Ten Years

	with no	with max.
	sales	sales	NASDAQ
	charge	charge	Bank
Average Annual Returns	or CDSC	or CDSC	Index*
Class A
One year	11.99%	6.40%	5.44%
Three years	20.50%	18.46%	16.54%
Five years	21.38%	20.14%	18.66%
Ten years	11.66%	11.09%	6.48%

Class C
One year	11.17%	10.17%	5.44%
Three years	19.61%	19.61%	16.54%
Five years	20.48%	20.48%	18.66%
Ten years	10.83%	10.83%	6.48%

Class I
Since inception (02/01/17)	13.02%	13.02%	7.18%

	with no	with max.
	sales	sales	NASDAQ
	charge	charge	Bank
Cumulative Total Returns	or CDSC	or CDSC	Index*
Class A
One year	11.99%	6.40%	5.44%
Three years	74.98%	66.21%	58.28%
Five years	163.43%	150.27%	135.28%
Ten years	201.29%	186.25%	87.39%

Class C
One year	11.17%	10.17%	5.44%
Three years	71.13%	71.13%	58.28%
Five years	153.83%	153.83%	135.28%
Ten years	179.59%	179.59%	87.39%

Class I
Since inception (02/01/17)	13.02%	13.02%	7.18%

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent month end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB Mendon Financial Services Fund Class A is 1.41%, for Class C is 2.16% and Class I is 1.16% as set forth in the Funds’ prospectus dated May 1, 2017.

†	The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

*	Keep in mind that indices have no management fees or brokerage costs.

4	RMB MENDON FINANCIAL SERVICES FUND

RMB Mendon Financial Long/Short Fund

For the year ended December 31, 2017, the RMB Mendon Financial Long/Short Fund declined -3.07% in comparison to a gain of +18.59% for its benchmark, the KBW Bank Index.

Before we discuss our outlook for the sector, we want to review the year’s underperformance against our long-only benchmark. In this ultra-low volatility environment, we believe it is more efficient to protect the portfolio with options to a greater extent than selling short stocks. Consistent with prior years, the options we employed in 2017 included single name and index puts, usually 3–5% out of the money, to protect against large drawdowns in the market. In an extraordinary year where there were few drawdowns, large or otherwise, this strategy detracted from performance. Looking back at the S&P 500 Index in 2017, almost 25% of the market closes were at new all-time highs (61 out of 251 trading days) and only 3% of trading days saw a move of greater than +/-1% (8 out of 251). This compares to 2016 where there were 18 new highs and 48 days of greater than +/-1% moves in the S&P 500 Index. We are disappointed with the results in 2017, but think that remaining well-hedged is even more important as the market continues to grind higher. We are very positive on the operating environment for financials, but more cautious on the overall market. If macro, risk-off trades resurface for any reason, the financial services sector could bear the brunt of exposure, proving our protection worthwhile. Meanwhile, we continue to source investible ideas on both sides of the balance sheet.

2017 marked the beginning of several themes we anticipate will provide tailwinds to the U.S. financial services sector for years to come. We discussed these often during the year and saw them finally coalesce with the passage of corporate tax reform. In addition to tax reform, we witnessed substantial momentum in consolidation, deregulation, and higher rates, which we detail below.

We believe the passage of corporate tax reform was the most significant development in 2017 as banks, on average, are the highest tax-payers of the S&P industries. They pay close to statutory rates as there are no real offsets for plain-vanilla, domestic bank earnings. By reducing corporate tax rates to 21%, there is significant room for profit improvement, even if the full benefit doesn’t drop to the banks’ bottom line. Importantly, there is now a path for banks to return to historical returns on equity with larger (safer) capital bases.

M&A also continues to be a major theme for the sector, quietly accelerating from 2016 levels in both number and valuation. There were 254 transactions in the year, up from 240 in 2016; the average price to tangible book was 164.7% in 2017, compared to 136% for 2016. Notably, 4.3% of the industry consolidated in 2017, in line with recent trends. Further, only four new bank charters were granted (to put this in perspective, 178 charters were granted in 2006). In addition to higher currencies allowing for more accretive deals, the importance of scale remains paramount. Although onerous bank regulation is easing, technology and cybersecurity spending remains robust, requiring banks to have a larger footprint over which to spread these costs. We often refer to the banking ‘‘food chain’’ where larger banks continually ‘‘eat’’ the smaller banks. Interestingly, we now see an increase in smaller banks merging with each other in order to have reasonable scale for continued operations or to be relevant in the food chain.

Deregulation is ongoing, both on an agency and legislative basis. On the agency side, since the presidential election, seven of nine agency voting members of the Financial Stability Oversight Council (FSOC) have, or will have, turned over. They include: Secretary of the Treasury (Mnuchin), Chairman of the Board of Governors of the Federal Reserve System (nominee: Powell), Comptroller of the Currency (Otting), Director of the Bureau of Consumer Protection (Mulvaney), Chairman of the Securities and Exchange Commission (Clayton), Chairperson of the Federal Deposit Insurance Corporation (nominee: McWilliams), and Chairperson of the Commodity Futures Trading Commission (Giancarlo). Legislatively, Congress is working to change the Systemically Important Financial Institution (SIFI) threshold from $50 billion in assets to $250 billion. If passed, it would result in a material reduction in regulation and provide management teams with a greater ability to intelligently manage capital return. In addition, M&A should benefit from removing the artificial regulatory asset levels, resulting in larger companies potentially returning to the market as buyers and creating some compelling transactions with powerful synergies and cost savings. This is the type of deregulation that makes the most sense to us — that is, not the wholesale repeal of Dodd-Frank or other post-crisis legislation, but the shift from ‘‘one size fits all’’ to more thoughtful, size- and risk-appropriate regulation.

As it pertains to rates, the fed funds rate was lifted three times in 2017, and the Fed’s dot plot suggests three more hikes in 2018. The market is not fully giving credit to three rate increases, but we think it should. The spread between the 2- and 10-year U.S. Treasury varied greatly throughout the year and we believe its narrowing at times was due to externalities rather than a precursor of an economic downturn. Banks’ earnings streams are much more sensitive to short-term rates than the shape of the yield curve. In addition to loan yields, we are spending a great deal of time analyzing banks’ deposit bases, knowing that the more short-term rates rise, the greater the pressure on deposit competition.

Our largest contributors for the year included Bank of America Corporation (BAC) and an interesting bank headquartered in Dallas, TX, Triumph Bancorp, Inc. (TBK). BAC benefited from the large capital return announced by the CCAR (Comprehensive Capital Analysis and Review) banks in July as well as its purely domestic focus. TBK, which we have owned since it went public in 2014, made material strides in its asset generation and acquisition strategy, successfully raising more capital during the year to fund a whole bank transaction that improves its deposit funding.

Our largest detractors were short positions in a business services corporation and a subprime lender. We continue to be highly skeptical of both business models over time.

We believe that consolidation, deregulation, rising rates, and tax reform provide a constructive backdrop as we enter 2018. These tailwinds, coupled with a growing economy, make us enthusiastic about the opportunity set ahead. We continue to focus on local intelligence derived from our meetings with management teams to provide us with broad investible themes and insights on the differences of U.S. regions.

We look forward to an environment where there is less correlation, one in which fundamentals matter and good businesses are rewarded. Our research-intensive approach is well-suited for such an environment. We truly appreciate your continued support.

Anton Schutz

Portfolio Manager

The KBW Bank Index [BKX; PHLX/KBW Bank Index] is an unmanaged index comprised of 24 geographically diverse stocks representing national money center banks and leading regional institutions.

The S&P 500® is widely regarded as the best single gauge of large-cap U.S. equities. There is over USD 7.8 trillion benchmarked to the index, with index assets comprising approximately USD 2.2 trillion of this total. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization in the United States. One may not invest directly in an index.

Investors should consider the investment objectives, risks, charges and expenses carefully before investing. For complete information about the Fund, including a free prospectus, please contact RMB Investors Trust at 855-280-6423, or visit the website at www.rmbfunds.com. The prospectus contains important information about the funds, including investment objectives, risks, management fees, sales charges, and other expenses, which you should consider carefully before you invest or send money.

All investing involves risk including the possible loss of principal. The RMB Mendon Financial Services Fund and the RMB Mendon Financial Long/Short Fund are sector funds. These types of funds may be susceptible to factors affecting their industries, and the funds’ net asset values may fluctuate more than a fund that invests in a wider range of industries. Because these funds concentrate their investments in one sector of the economy (financial services) and invest in derivative securities (currently RMB Mendon Financial Long/Short Fund engages in short sales of equities), investors should consider the risk that the funds may experience greater volatility than funds that invest across several sectors.

Foreside Fund Services, LLC, Distributor

RMB MENDON FINANCIAL LONG/SHORT FUND	5

PORTFOLIO INVESTMENTS
Asset Allocations (as a % of net assets)

Long Positions	95.33%
Short Positions	(23.12)%
Cash and Other Assets, Less Liabilities	27.79%
100.00%

Top 10 Industries
(as a % of Net Assets)	Long %	Short %	Net %
Banks — Regional	75.28%	(11.33)%	63.95%
Diversified Banks	5.57%	(0.47)%	5.10%
Investment Banking & Brokerage	3.10%	(0.17)%	2.93%
Asset Management & Custody Banks	3.07%	(1.73)%	1.34%
Real Estate	0.50%	0.00%	0.50%
Thrifts & Mortgage Finance	2.32%	(1.92)%	0.40%
Exchange Traded Funds	0.25%	0.00%	0.25%
Data Processing & Outsourcing	0.01%	0.00%	0.01%
Multi-line Insurance	0.01%	0.00%	0.01%
Property & Casualty Insurance	0.01%	0.00%	0.01%
	90.12%	(15.62)%	74.50%

% of net
Top 10 Common Stock Holdings	assets
Pinnacle Financial Partners, Inc.	7.58%
Triumph Bancorp, Inc.	6.72%
South State Corp.	6.48%
Opus Bank	5.77%
Bank of America Corp.	5.50%
First Foundation, Inc.	5.31%
Atlantic Capital Bancshares, Inc.	4.30%
Live Oak Bancshares, Inc.	3.91%
Seacoast Banking Corp. of Florida	3.89%
FB Financial Corp.	3.76%
53.22%

TOTAL RETURN† (For the period ended December 31, 2017)
Growth of $10,000 Over Ten Years

	with no	with max.
	sales	sales	KBW	S&P
Average	charge	charge	Bank	500®
Annual Returns	or CDSC	or CDSC	Index*	Index*
Class A
One year	(3.07)%	(7.92)%	18.59%	21.83%
Three years	6.76%	4.94%	15.27%	11.41%
Five years	11.03%	9.90%	18.20%	15.79%
Ten years	8.37%	7.81%	4.12%	8.50%

Class C
One year	(3.76)%	(4.72)%	18.59%	21.83%
Three years	5.99%	5.99%	15.27%	11.41%
Five years	10.24%	10.24%	18.20%	15.79%
Ten years	7.60%	7.60%	4.12%	8.50%

Class I
One year	(2.78)%	(2.78)%	18.59%	21.83%
Since inception (08/20/15)	11.71%	11.71%	44.79%	16.34%

	with no	with max.
	sales	sales	KBW	S&P
Cumulative	charge	charge	Bank	500®
Total Returns	or CDSC	or CDSC	Index*	Index*
Class A
One year	(3.07)%	(7.92)%	18.59%	21.83%
Three years	21.69%	15.58%	53.09%	38.29%
Five years	68.76%	60.31%	130.57%	108.14%
Ten years	123.31%	112.21%	50.05%	126.03%

Class C
One year	(3.76)%	(4.72)%	18.59%	21.83%
Three years	19.06%	19.06%	53.09%	38.29%
Five years	62.82%	62.82%	130.57%	108.14%
Ten years	108.04%	108.04%	50.05%	126.03%

Class I
One year	(2.78)%	(2.78)%	18.59%	21.83%
Since inception (08/20/15)	11.71%	11.71%	43.25%	34.02%

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent month end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB Mendon Financial Long/Short Fund Class A is 2.11%, for Class C is 2.81% and Class I is 1.82% as set forth in the Funds’ prospectus dated May 1, 2017.

†	The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

*	Keep in mind that indices have no management fees or brokerage costs.

6	RMB MENDON FINANCIAL LONG/SHORT FUND

Fund Information

About Fund Performance

Performance information reflects past performance and does not guarantee future results. Current performance of each of the RMB Fund, RMB Mendon Financial Services Fund, and RMB Mendon Financial Long/Short Fund (each, a ‘‘Fund’’ and collectively, the ‘‘Funds’’) may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in each of the performance tables assume reinvestment of all distributions, if any, at net asset value (‘‘NAV’’) on the ex-dividend dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Fund Risks

Mutual fund investing involves risk; loss of principal is possible. The RMB Fund invests in larger, more established companies, which may not respond as quickly to competitive challenges or have growth rates as high as those of smaller companies during periods of economic expansion. The RMB Mendon Financial Services Fund and RMB Mendon Financial Long/Short Fund are sector funds. These types of funds may be susceptible to factors affecting their industries, and the net asset values of these funds may fluctuate more than a fund that invests in a wider range of industries. Because these Funds concentrate their investments in one sector of the economy (financial services), investors should consider the risk that these Funds may experience greater volatility than funds that invest across several sectors. The RMB Mendon Financial Long/Short Fund utilizes derivative instruments, including short sales. Derivatives can be volatile and involve various types and degrees of risks. Depending upon the characteristics of particular derivatives, they can suddenly become illiquid.

Market Indexes

The following are definitions for indexes used in each Fund’s letter to the shareholder and the accompanying performance summary tables. These indexes are unmanaged and include the reinvestment of dividends, but do not reflect the payment of transaction costs and advisory and other fees associated with an investment in the Funds. The securities that comprise these indexes may differ substantially from the securities in the Funds’ portfolios. The Funds’ value disciplines may prevent or restrict investments that reflect the makeup of the benchmark indexes. It is not possible to invest directly in an index. Each index named is not the only index which may be used to characterize performance of a specific Fund and other indexes may portray different comparative performance.

S&P 500® Index, is a capital weighted, unmanaged index that represents the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

NASDAQ Bank Index, contains securities of NASDAQ-listed companies classified according to the Industry Classification Benchmark as banks. These banks provide a broad range of financial services, including retail banking, loans and money transmissions.

KBW Bank Index, is a modified market capitalization weighted index designed to track the performance of leading banks and thrifts that are publicly traded in the U.S. The Index includes 24 banking stocks representing large U.S. national money centers, regional banks and thrift institutions.

Disclosure

The shareholder letters reflect the opinions of Fund managers as of December 31, 2017. They are subject to change and any forecasts made cannot be guaranteed. The Funds might not continue to hold any securities mentioned and have no obligation to disclose purchases or sales in these securities. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings as of December 31, 2017.

FUND INFORMATION	7

RMB Fund

Portfolio Holdings As of December 31, 2017

		Number of
		Shares	Value
	Common Stocks 94.07%
	(percentage of net assets)

	CONSUMER DISCRETIONARY 14.89%

	Consumer Durables & Apparel 2.58%
	Hasbro, Inc.	23,400	$2,126,826

	Consumer Services 4.24%
•	ServiceMaster Global Holdings, Inc.	68,000	3,486,360

	Home Improvement Retail 2.42%
	Home Depot, Inc.	10,500	1,990,065

	Housewares 2.62%
	Newell Brands, Inc.	69,700	2,153,730

	Retailing 3.03%
•	Priceline Group, Inc.	1,434	2,491,919
	Total Consumer Discretionary (Cost: $10,023,736)		12,248,900

	CONSUMER STAPLES 4.23%

	Biotechnology 4.23%
	Amgen, Inc.	20,000	3,478,000
	Total Consumer Staples (Cost: $2,530,016)		3,478,000

	ENERGY 5.26%

	Integrated Oil & Gas 3.15%
	Chevron Corp.	20,700	2,591,433

	Oil & Gas — Storage & Transportation 2.11%
	Kinder Morgan, Inc.	95,800	1,731,106
	Total Energy (Cost: $3,946,640)		4,322,539

	FINANCIAL SERVICES 8.67%

	Financial Exchanges & Data 2.45%
	MarketAxess Holdings, Inc.	10,000	2,017,500

	Investment Banking & Brokerage 4.00%
	Morgan Stanley	62,700	3,289,869

	Regional Bank 2.22%
•	Signature Bank	13,300	1,825,558
	Total Financial Services (Cost: $5,321,995)		7,132,927

	HEALTH CARE 16.54%

	Health Care Equipment 16.54%
	Becton, Dickinson and Co.	15,500	3,317,930
	Cooper Cos., Inc.	11,600	2,527,408
	Danaher Corp.	21,000	1,949,220
•	Edwards Lifesciences Corp.	21,200	2,389,452
	STERIS PLC	39,068	3,417,278
	Total Health Care (Cost: $11,369,846)		13,601,288

	INDUSTRIALS 6.94%

	Commerical & Professional Services 4.25%
•	IHS Markit, Ltd.	77,425	3,495,739

	Industrial Machinery 2.69%
	Snap-on, Inc.	12,700	2,213,610
	Total Industrials (Cost: $4,708,966)		5,709,349

	INFORMATION TECHNOLOGY 32.77%

	Data Processing & Outsourced Services 7.32%
	Alliance Data Systems Corp.	9,550	2,420,734
	Visa, Inc.	31,600	3,603,032
			6,023,766
	Internet Software & Services 11.39%
•	Alphabet, Inc., Class A	3,925	4,134,595
	Cognizant Technology Solutions Corp., Class A	42,350	3,007,697
	SS&C Technologies Holdings, Inc.	55,000	2,226,400
			9,368,692
	IT Consulting & Other Services 2.33%
	Accenture PLC	12,500	1,913,625

	Semiconductors 2.93%
	Microchip Technology, Inc.	27,420	2,409,669

	Systems Software 4.02%
	Microsoft Corp.	38,700	3,310,398

	Technology Hardware, Storage & Peripherals 4.78%
	Apple, Inc.	23,230	3,931,213
	Total Information Technology (Cost: $14,941,403)		26,957,363

	REAL ESTATE 4.77%

	Real Estate Investment Trust 4.77%
	American Tower Corp.	27,500	3,923,425
	Total Real Estate (Cost: $2,917,870)		3,923,425
	Total Common Stocks (Cost: $55,760,472)		77,373,791

	Exchange Traded Fund 6.04%
	(percentage of net assets)

	EXCHANGE TRADED FUNDS 6.04%
	Energy Select Sector SPDR Fund	29,991	2,167,150
	JPMorgan Alerian MLP Index ETN	101,901	2,799,220
	Total Exchange Traded Funds (Cost: $4,874,036)		4,966,370
	Total Exchange Traded Fund (Cost: $4,874,036)		4,966,370

	Short-Term Instruments 0.52%
	(percentage of net assets)

	MONEY MARKET FUND 0.52%
	Fidelity Treasury Portfolio, Class I, 1.14%	431,046	431,046
	Total Money Market Fund (Cost: $431,046)		431,046
	Total Short-Term Instruments (Cost: $431,046)		431,046

	Total Investments 100.63%
	(Cost: $61,065,554)		$82,771,207

	Liabilities, less cash and other assets (0.63)%		(514,652)

	Net Assets 100.00%		$82,256,555

Federal Income Tax Basis of Investments

The tax cost of the Fund at December 31, 2017, based on securities owned was $61,045,770.

The unrealized gross appreciation/(depreciation) for all securities in the Fund at December 31, 2017 was $22,227,760 and $(502,323), respectively, and net unrealized appreciation was $21,725,437.

•	Indicates securities that do not produce income.

8	RMB FUND	See Notes to Financial Statements

RMB Mendon Financial Services Fund

Portfolio Holdings As of December 31, 2017

		Number of
		Shares	Value
	Common Stocks 93.48%
	(percentage of net assets)

	BANKS 82.94%

	Banks — Regional 82.94%
	Ameris Bancorp	151,217	$7,288,659
•	Atlantic Capital Bancshares, Inc.	850,023	14,960,405
	Banc of California, Inc.	43,803	904,532
	BankUnited, Inc.	150,599	6,132,391
•	Bay Bancorp, Inc.	481,470	5,922,081
	Berkshire Hills Bancorp, Inc.	75,000	2,745,000
	Boston Private Financial Holdings, Inc.	300,000	4,635,000
•	Byline Bancorp, Inc.	484,441	11,127,610
•	Cadence BanCorp	270,960	7,348,435
	Carolina Financial Corp.	244,671	9,089,528
	Civista Bancshares, Inc.	20,126	442,772
	CoBiz Financial, Inc.	125,782	2,514,382
	ConnectOne Bancorp, Inc.	253,091	6,517,093
•	Equity Bancshares, Inc., Class A	469,420	16,622,162
	Evans Bancorp, Inc.	90,644	3,797,984
•	FB Financial Corp.	1,066,531	44,783,637
	Fidelity Southern Corp.	883,682	19,264,268
	First Bancorp	902,385	31,863,214
	First Bancshares, Inc.	453,544	15,511,205
	First Community Corp.	237,065	5,357,669
•	First Foundation, Inc.	721,348	13,373,792
	First Horizon National Corp.	234,179	4,681,238
•	Green Bancorp, Inc.	200,000	4,060,000
	Guaranty Bancorp	157,474	4,354,156
	Home BancShares, Inc.	330,860	7,692,495
	Independent Bank Group, Inc.[a]	93,516	6,321,682
	Lakeland Bancorp, Inc.	500,000	9,625,000
	Live Oak Bancshares, Inc.	810,720	19,335,672
	MidSouth Bancorp, Inc.	584,730	7,747,673
	Old Line Bancshares, Inc.	200,000	5,888,000
•	Opus Bank	561,850	15,338,505
•	Pacific Premier Bancorp, Inc.	636,700	25,468,000
	PacWest Bancorp	133,330	6,719,832
•	Paragon Commercial Corp.	100,000	5,321,000
	Peapack Gladstone Financial Corp.	229,770	8,046,545
	Pinnacle Financial Partners, Inc.	365,078	24,204,671
•	Seacoast Banking Corp. of Florida	690,560	17,409,018
•	Select Bancorp, Inc.	48,080	607,250
•	Signature Bank	37,800	5,188,428
	South State Corp.	276,763	24,119,895
•	Southern First Bancshares, Inc.	309,692	12,774,795
	Southern National Bancorp of Virginia, Inc.	287,790	4,613,274
	Sun Bancorp, Inc.	632,784	15,376,651
•	Sunshine Bancorp, Inc.	296,206	6,794,966
•	Triumph Bancorp, Inc.	752,026	23,688,819
	Valley National Bancorp	901,915	10,119,486
•	Veritex Holdings, Inc.	429,380	11,846,594
•	Western Alliance Bancorp[a]	50,000	2,831,000
•	Xenith Bankshares, Inc.	161,160	5,452,043
			525,828,507
	Total Banks (Cost: $400,413,640)		525,828,507

	DIVERSIFIED FINANCIALS 2.83%

	Asset Management & Custody Banks 0.86%
	Manning & Napier, Inc.	445,600	1,604,160
	Silvercrest Asset Management Group, Inc.	240,658	3,862,561
			5,466,721
	Consumer Finance 1.05%
•	Curo Group Holdings Corp.	469,791	6,614,657

	Investment Banking & Brokerage 0.77%
•	Cowen Group, Inc.	357,822	4,884,270

	Other Diversified Financial Services 0.15%
•	Performant Financial Corp.	583,418	962,640
	Total Diversified Financials (Cost: $18,957,471)		17,928,288

	REAL ESTATE 0.49%

	Real Estate Services 0.49%
•	Newmark Group, Inc., Class A	196,660	3,126,894
	Total Real Estate (Cost: $2,740,943)		3,126,894

	THRIFTS & MORTGAGE FINANCE 7.22%

	Thrifts & Mortgage Finance 7.22%
•	Atlantic Coast Financial Corp.	538,908	5,081,902
	OceanFirst Financial Corp.	500,000	13,125,000
•	PCSB Financial Corp.	291,630	5,555,552
	TFS Financial Corp.	248,860	3,717,968
	United Financial Bancorp, Inc.	482,695	8,514,740
	Western New England Bancorp, Inc.	899,523	9,804,801
			45,799,963
	Total Thrifts & Mortgage Finance
	(Cost: $35,511,735)		45,799,963
	Total Common Stocks (Cost: $457,623,789)		592,683,652

	Warrants 0.61%
	(percentage of net assets)

	BANKS 0.61%

	Banks — Regional 0.61%
•	M&T Bank Corp., Expires 12/23/18	40,000	3,857,600
	Total Banks (Cost: $1,281,600)		3,857,600
	Total Warrants (Cost: $1,281,600)		3,857,600

	Short-Term Instruments 2.37%
	(percentage of net assets)

	MONEY MARKET FUND 2.37%
	Fidelity Treasury Portfolio, Class I, 1.14%	15,000,000	15,000,000
	Total Money Market Fund (Cost: $15,000,000)		15,000,000
	Total Short-Term Instruments (Cost: $15,000,000)		15,000,000

	Total Investments 96.46%
	(Cost: $473,905,389)		$611,541,252

	Call option written (0.02)%
	(Premiums received: $159,259)		(109,500)

	Cash and other assets, less liabilities 3.56%		22,564,939

	Net Assets 100.00%		$633,996,691

See Notes to Financial Statements	RMB MENDON FINANCIAL SERVICES FUND	9

RMB Mendon Financial Services Fund

Portfolio Holdings (Continued) As of December 31, 2017

	Number of
	Contracts	Value
Call Option Written (0.02)%
(percentage of net assets)

BANKS (0.02)%

Banks — Regional (0.02)%
Independent Bank Group, Inc.
@ 75, Notional Amount: $(3,000,000), due Apr 18	(400)	$(52,000)
Western Alliance Bancorp
@ 60, Notional Amount: $(3,000,000), due Mar 18	(500)	(57,500)
		(109,500)
Total Banks
(Premiums received: $159,259)		(109,500)
Total Call Option Written
(Premiums received: $159,259)		(109,500)

Federal Income Tax Basis of Investments

The tax cost of the fund at December 31, 2017, based on securities owned was $474,590,167.

The unrealized gross appreciation/(depreciation) for all securities in the fund at December 31, 2017 was $141,756,016 and $(4,914,431), respectively, and net unrealized appreciation was $136,841,585.

•	Indicates securities that do not produce income.

[a]	Securities or partial securities on which call/put options were written.

10	RMB MENDON FINANCIAL SERVICES FUND	See Notes to Financial Statements

RMB Mendon Financial Long/Short Fund

Portfolio Holdings As of December 31, 2017

		Number of
		Shares	Value
	Common Stocks 90.77%
	(percentage of net assets)

	BANKS 80.74%

	Banks — Regional 75.23%
	Ameris Bancorp	100,000	$4,820,000
•	Atlantic Capital Bancshares, Inc.[a]	590,720	10,396,672
	Banc of California, Inc.	16,936	349,728
	BankUnited, Inc.	150,309	6,120,582
	Boston Private Financial Holdings, Inc.	200,000	3,090,000
	Citizens Financial Group, Inc.[b]	100,000	4,198,000
•	FB Financial Corp.	216,339	9,084,075
•	First Foundation, Inc.[a]	692,248	12,834,278
	First Interstate BancSystem, Inc.	100,000	4,005,000
	Guaranty Bancorp	178,730	4,941,885
	Home BancShares, Inc.	126,700	2,945,775
	IBERIABANK Corp.[b]	75,000	5,812,500
	Independent Bank Group, Inc.[b]	46,760	3,160,976
	Live Oak Bancshares, Inc.	396,590	9,458,671
•	Opus Bank[a]	511,115	13,953,439
	PacWest Bancorp	66,670	3,360,168
	Pinnacle Financial Partners, Inc.[a]	276,186	18,311,132
	Regions Financial Corp.[b]	100,000	1,728,000
•	Seacoast Banking Corp. of Florida	372,680	9,395,263
•	Signature Bank	18,910	2,595,587
	South State Corp.	179,568	15,649,351
	Synovus Financial Corp.[a]	100,000	4,794,000
•	Triumph Bancorp, Inc.[a]	515,813	16,248,109
	Valley National Bancorp	500,003	5,610,034
•	Western Alliance Bancorp[b]	50,000	2,831,000
•	Xenith Bankshares, Inc.	180,590	6,109,360
			181,803,585
	Diversified Banks 5.51%
	Bank of America Corp.[a,b]	450,600	13,301,712
	Total Banks (Cost: $140,866,801)		195,105,297

	DIVERSIFIED FINANCIALS 7.21%

	Asset Management & Custody Banks 3.07%
	Manning & Napier, Inc.	457,897	1,648,430
	Silvercrest Asset Management Group, Inc.	360,103	5,779,653
			7,428,083
	Consumer Finance 1.06%
•	Curo Group Holdings Corp.	181,912	2,561,321

	Investment Banking & Brokerage 3.08%
•	Cowen Group, Inc.	182,148	2,486,320
•	E*TRADE Financial Corp.[b]	100,000	4,957,000
			7,443,320
	Total Diversified Financials (Cost: $15,243,365)		17,432,724

	REAL ESTATE 0.50%

	Real Estate Services 0.50%
•	Newmark Group, Inc., Class A	76,580	1,217,622
	Total Real Estate (Cost: $1,067,320)		1,217,622

	THRIFTS & MORTGAGE FINANCE 2.32%

	Thrifts & Mortgage Finance 2.32%
	United Financial Bancorp, Inc.[a]	317,680	5,603,875
	Total Thrifts & Mortgage Finance (Cost: $4,229,001)		5,603,875
	Total Common Stocks (Cost: $161,406,487)		219,359,518

		Number of
		Contracts
	Put Option Long 0.42%
	(percentage of net assets)

	BANKS 0.11%

	Banks — Regional 0.05%
	BB&T Corp.
	@ 48, Notional Amount: $2,928,000, due Jan 18	610	16,470
	@ 49, Notional Amount: $2,989,000, due Jan 18	610	32,635
	Comerica, Inc.
	@ 80, Notional Amount: $4,880,000, due Jan 18	610	19,825
	Fifth Third Bancorp
	@ 28, Notional Amount: $2,562,000, due Jan 18	915	7,320
	@ 29, Notional Amount: $2,653,500, due Jan 18	915	14,640
	PNC Financial Services Group, Inc.
	@ 130, Notional Amount: $3,965,000, due Jan 18	305	9,913
	SunTrust Banks, Inc.
	@ 60, Notional Amount: $5,490,000, due Jan 18	915	23,332
			124,135
	Diversified Banks 0.06%
	Citigroup, Inc.
	@ 74, Notional Amount: $4,514,000, due Jan 18	610	26,230
	JPMorgan Chase & Co.
	@ 104, Notional Amount: $6,344,000, due Jan 18	610	10,675
	US Bancorp
	@ 53, Notional Amount: $6,466,000, due Jan 18	1,220	24,400
	@ 53, Notional Amount: $3,233,000, due Jan 18	610	26,230
	@ 53.5, Notional Amount: $3,263,500, due Jan 18	610	22,265
	Wells Fargo & Co.
	@ 59, Notional Amount: $3,599,000, due Jan 18	610	6,100
	@ 59.5, Notional Amount: $3,629,500, due Jan 18	610	31,720
			147,620
	Total Banks (Cost: $469,020)		271,755

See Notes to Financial Statements	RMB MENDON FINANCIAL LONG/SHORT FUND	11

RMB Mendon Financial Long/Short Fund

Portfolio Holdings (Continued) As of December 31, 2017

	Number of
	Contracts	Value
DIVERSIFIED FINANCIALS 0.03%

Consumer Finance 0.01%
American Express Co.
@ 96.5, Notional Amount: $5,886,500, due Jan 18	610	$17,995
@ 97, Notional Amount: $5,917,000, due Jan 18	610	8,845
		26,840
Investment Banking & Brokerage 0.02%
Morgan Stanley
@ 51, Notional Amount: $3,111,000, due Jan 18	610	16,470
@ 52, Notional Amount: $3,172,000, due Jan 18	610	19,825
TD Ameritrade Holding Corp.
@ 50.5, Notional Amount: $3,080,500, due Jan 18	610	19,825
		56,120
Total Diversified Financials (Cost: $175,371)		82,960

EXCHANGE TRADED FUNDS 0.25%

Exchange Traded Funds 0.25%
Financial Select Sector SPDR Fund
@ 27, Notional Amount: $3,294,000, due Jan 18	1,220	3,660
@ 27.5, Notional Amount: $2,516,250, due Jan 18	915	12,810
@ 27.5, Notional Amount: $6,710,000, due Jan 18	2,440	17,080
@ 27.5, Notional Amount: $2,516,250, due Jan 18	915	18,300
@ 28, Notional Amount: $1,708,000, due Jan 18	610	12,810
@ 28, Notional Amount: $2,562,000, due Jan 18	915	28,822
iShares iBoxx $High Yield Corporate Bond ETF
@ 86.5, Notional Amount: $5,276,500, due Jan 18	610	3,660
@ 86.5, Notional Amount: $5,276,500, due Jan 18	610	8,845
iShares MSCI Emerging Markets ETF
@ 43.5, Notional Amount: $2,653,500, due Jan 18	610	1,525
@ 44, Notional Amount: $4,026,000, due Jan 18	915	—
@ 45, Notional Amount: $8,235,000, due Jan 18	1,830	10,980
@ 45.5, Notional Amount: $2,775,500, due Jan 18	610	11,590
@ 46, Notional Amount: $4,209,000, due Jan 18	915	14,640
@ 46.5, Notional Amount: $4,254,750, due Jan 18	915	14,640
iShares Russell 2000 ETF
@ 148, Notional Amount: $9,028,000, due Jan 18	610	25,315
@ 149, Notional Amount: $9,089,000, due Jan 18	610	33,855
@ 150, Notional Amount: $9,150,000, due Jan 18	610	21,045
@ 150, Notional Amount: $9,150,000, due Jan 18	610	63,135
@ 151.5, Notional Amount: $9,241,500, due Jan 18	610	41,175
SPDR S&P 500 ETF Trust
@ 264, Notional Amount: $16,104,000, due Jan 18	610	53,375
@ 265, Notional Amount: $16,165,000, due Jan 18	610	35,075
SPDR S&P Bank ETF
@ 46, Notional Amount: $2,806,000, due Jan 18	610	28,975
SPDR S&P Regional Banking ETF
@ 57.5, Notional Amount: $3,507,500, due Jan 18	610	27,450
@ 58, Notional Amount: $2,900,000, due Jan 18	500	28,750
@ 58, Notional Amount: $3,538,000, due Jan 18	610	44,835
@ 58.5, Notional Amount: $5,352,750, due Jan 18	915	34,770
		597,117
Total Exchange Traded Funds (Cost: $833,637)		597,117

INFORMATION TECHNOLOGY 0.01%

Data Processing & Outsourcing 0.01%
Mastercard, Inc.
@ 147, Notional Amount: $4,483,500, due Jan 18	305	3,965
Visa, Inc.
@ 111, Notional Amount: $6,771,000, due Jan 18	610	7,015
		10,980
Total Information Technology (Cost: $46,261)		10,980

INSURANCE 0.02%

Multi-line Insurance 0.01%
Hartford Financial Services Group, Inc.
@ 56, Notional Amount: $3,416,000, due Jan 18	610	21,045
		21,045
Property & Casualty Insurance 0.01%
XL Group Ltd
@ 34, Notional Amount: $2,074,000, due Jan 18	610	17,690
		17,690
Total Insurance (Cost: $67,730)		38,735
Total Put Option Long (Cost: $1,592,019)		1,001,547

12	RMB MENDON FINANCIAL LONG/SHORT FUND	See Notes to Financial Statements

RMB Mendon Financial Long/Short Fund

Portfolio Holdings (Continued) As of December 31, 2017

		Number of
		Shares	Value
	Short-Term Instruments 4.14%
	(percentage of net assets)

	MONEY MARKET FUND 4.14%
	Fidelity Treasury Portfolio, Class I, 1.14%	10,000,000	$10,000,000
	Total Money Market Fund (Cost: $10,000,000)		10,000,000
	Total Short-Term Instruments (Cost: $10,000,000)		10,000,000

	Total Investments 95.33%
	(Cost: $172,998,506)		$230,361,065

	Short Sales (22.21)%
	(Proceeds: $40,570,855)		(53,670,862)

	Call option written (0.83)%
	(Premiums received: $603,546)		(2,012,700)

	Put option written (0.08)%
	(Premiums received: $514,421)		(181,250)

	Cash and other assets, less liabilities 27.79%		$67,160,676

	Net Assets 100.00%		$241,656,929

	Short Sales (22.21)%
	(percentage of net assets)

	BANKS (11.14)%

	Banks — Regional (11.14)%

	BOK Financial Corp.	(24,350)	(2,247,992)
	Cathay General Bancorp	(51,610)	(2,176,394)
	City Holding Co.	(25,000)	(1,686,750)
	Commerce Bancshares, Inc.	(99,225)	(5,540,724)
	Cullen/Frost Bankers, Inc.[b]	(60,000)	(5,679,000)
	First Commonwealth Financial Corp.	(175,000)	(2,506,000)
	Great Western Bancorp, Inc.	(78,300)	(3,116,340)
	Umpqua Holdings Corp.	(97,500)	(2,028,000)
	WesBanco, Inc.	(48,000)	(1,951,200)
			(26,932,400)
	Total Banks (Proceeds received: $21,904,595)		(26,932,400)

	DIVERSIFIED FINANCIALS (9.15)%

	Asset Management & Custody Banks (1.73)%
	BlackRock, Inc.	(8,120)	(4,171,325)

	Consumer Finance (2.29)%
•	Credit Acceptance Corp.	(17,090)	(5,528,273)

	Financial Exchanges & Data (5.13)%
	Moody’s Corp.	(84,037)	(12,404,702)
	Total Diversified Financials
	(Proceeds received: $15,416,585)		(22,104,300)

	THRIFTS & MORTGAGE FINANCE (1.92)%

	Thrifts & Mortgage Finance (1.92)%
	Washington Federal, Inc.	(135,304)	(4,634,162)
	Total Thrifts & Mortgage Finance
	(Proceeds received: $3,249,675)		(4,634,162)
	Total Short Sales
	(Proceeds: $40,570,855)		(53,670,862)

		Number of
		Contracts
	Call Option Written (0.83)%
	(percentage of net assets)

	BANKS (0.66)%

	Banks — Regional (0.19)%
	Citizens Financial Group, Inc.
	@ 40, Notional Amount: $(4,000,000), due Jan 18	(1,000)	(247,500)
	Independent Bank Group, Inc.
	@ 75, Notional Amount: $(1,425,000), due Apr 18	(190)	(24,700)
	Regions Financial Corp.
	@ 16, Notional Amount: $(1,600,000), due Jan 18	(1,000)	(140,500)
	Western Alliance Bancorp
	@ 60, Notional Amount: $(3,000,000), due Mar 18	(500)	(57,500)
			(470,200)
	Diversified Banks (0.47)%
	Bank of America Corp.
	@ 25, Notional Amount: $(6,250,000), due Jan 18	(2,500)	(1,143,750)
	Total Banks (Premiums received: $525,069)		(1,613,950)

	DIVERSIFIED FINANCIALS (0.17)%

	Investment Banking & Brokerage (0.17)%
	E*TRADE Financial Corp.
	@ 42, Notional Amount: $(2,100,000), due Jan 18	(500)	(398,750)
	Total Diversified Financials
	(Premiums received: $78,477)		(398,750)
	Total Call Option Written
	(Premiums received: $603,546)		(2,012,700)

	Put Option Written (0.08) %
	(percentage of net assets)

	BANKS (0.08)%

	Banks — Regional (0.08)%
	Cullen/Frost Bankers, Inc.
	@ 85, Notional Amount: $(2,550,000), due Apr 18	(300)	(56,250)
	IBERIABANK Corp.
	@ 70, Notional Amount: $(14,000,000), due Feb 18	(2,000)	(125,000)
			(181,250)
	Total Banks
	(Premiums received: $514,421)		(181,250)
	Total Put Option Written
	(Premiums received: $514,421)		(181,250)

Federal Income Tax Basis of Investments

The tax cost of the Fund at December 31, 2017, based on securities owned was $132,947,960.

The unrealized gross appreciation/(depreciation) for all securities in the Fund at December 31, 2017 was $60,085,639 and $(18,537,346), respectively, and net unrealized appreciation was $41,548,293.

•	Indicates securities that do not produce income.

See Notes to Financial Statements	RMB MENDON FINANCIAL LONG/SHORT FUND	13

RMB Mendon Financial Long/Short Fund

Portfolio Holdings (Continued) As of December 31, 2017

[a]	Security or partial security segregated as collateral for securities sold short. The funds are required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the fund must maintain a deposit with the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The aggregate market value of collateral posted was $55,576,623. The fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the fund.

[b]	Securities or partial securities on which call/put options were written.

14	RMB MENDON FINANCIAL LONG/SHORT FUND	See Notes to Financial Statements

Statements of Assets and Liabilities As of December 31, 2017

		RMB	RMB Mendon
		Mendon	Financial
	RMB	Financial	Long/Short
	Fund	Services Fund	Fund
Assets:
Investments:
Investments at cost of unaffiliated securities[14,15]	$61,065,554	$473,905,389	$172,998,506
Net unrealized appreciation on unaffiliated investments	21,705,653	137,635,863	57,362,559
Total investments at value	82,771,207	611,541,252	230,361,065
Cash	—	33,816,349	13,708,850
Cash on deposit for securities sold short	—	—	54,784,283
Dividends and interest receivable	39,696	219,667	129,904
Receivable for capital stock sold	25,000	1,452,512	504,296
Receivable for investments sold	—	—	2,491
Prepaid expenses	31,203	66,704	34,219
Other receivables	—	33	107
Total assets	82,867,106	647,096,517	299,525,215

Liabilities:
Payable for dividend declared on short sales	—	—	30,030
Payable for fund shares redeemed	481,599	690,101	1,284,133
Payable for investments purchased	—	11,512,289	205,449
Short sales at value*	—	—	53,670,862
Options written at value**[7,15]	—	109,500	2,193,950
Payable for auditing and legal fees	35,326	76,593	62,548
Payable for administration fees[2]	5,140	39,769	15,447
Payable for investment advisory fees[3]	42,224	405,088	225,953
Payable for distribution fees and service fees[4]	18,949	121,142	51,322
Payable for printing fees	4,375	13,264	11,967
Payable for Compliance/Dues	6,010	12,118	15,490
Payable for transfer agent fees	12,645	105,416	64,513
Accrued expenses and other payables	4,283	14,546	36,622
Total liabilities	610,551	13,099,826	57,868,286
Net assets	$82,256,555	$633,996,691	$241,656,929

Analysis of Net Assets:[8]
By source:
Par value	$352,144	$1,467,170	$1,372,931
Capital paid-in	56,186,316	486,672,547	207,607,052
Accumulated undistributed net investment income/(loss)	—	—	—
Accumulated net realized gain/(loss) on investments	4,012,442	8,171,352	(10,509,624)
Net unrealized appreciation on investments, written options and short sales	21,705,653	137,685,622	43,186,570
Net assets	$82,256,555	$633,996,691	$241,656,929

By share class:
Net assets:
Class A	$72,847,983	$333,628,059	$95,000,846
Class C	$3,822,984	$58,026,909	$25,130,111
Class I	$5,585,588	$242,341,723	$121,525,972

NAV (par value $0.10 per share)
Class A5	$23.56	$43.40	$17.67
Class C	$19.87	$39.76	$16.39
Class I	$23.56	$43.87	$17.82

Capital Shares outstanding:
(unlimited number of Shares has been authorized)
Class A	3,091,954	7,687,404	5,376,285
Class C	192,371	1,459,610	1,533,469
Class I	237,112	5,524,687	6,819,556

*	The payables for short sales include proceeds received for the following amounts: RMB Mendon Financial Long/Short Fund $40,570,855.

**	The payables for options written include premiums received for the following amounts: RMB Fund $0, RMB Mendon Financial Services Fund $159,259 and RMB Mendon Financial Long/Short Fund $1,117,967.

See Notes to Financial Statements	ASSETS AND LIABILITIES	15

Statements of Operations For the year ended December 31, 2017

		RMB	RMB Mendon
		Mendon	Financial
	RMB	Financial	Long/Short
	Fund	Services Fund	Fund
Investment Income:
Interest	$7,711	$87,000	$254,501
Dividends*	1,317,537	5,281,018	3,005,459
Miscellaneous Income	—	—	1,475
Total income	1,325,248	5,368,018	3,261,435

Expenses:
Investment advisory fees[3]	509,843	4,281,636	2,504,571
Performance adjustment	—	—	(95,264)
Administration fees[2]	59,015	398,753	191,731
Dividend expense on securities sold short	—	—	1,199,284
Service fees (Class C)[4]	10,798	136,824	66,716
Distribution fees (Class A)[4]	194,389	1,044,850	477,458
Distribution fees (Class C)[4]	32,393	410,472	200,149
Transfer agent fees	55,572	509,692	285,902
Audit and legal fees	76,166	395,641	228,122
Reports to shareholders	17,582	113,886	55,850
Trustees’ fees and insurance expenses	43,226	143,704	85,132
Custodian fees	13,692	37,393	109,547
Compliance/Dues Expense	6,587	12,862	15,568
Registration fees and expenses	68,124	137,911	113,514
Fund accounting expenses	29,196	90,337	55,490
CCO expenses	5,248	32,827	18,782
Miscellaneous expenses	1,200	1,200	1,799
Total expenses	1,123,031	7,747,988	5,514,351
Net investment income (loss)	$202,217	$(2,379,970)	$(2,252,916)

Net Realized and Unrealized Gain/(Loss) on Investments, Written Options and Short Sales
Realized gain (loss) from securities, written options and short sales transactions:
Realized gain on investments	21,459,907	32,869,105	32,069,116
Realized loss on affiliates	—	(3,391)	—
Realized gain/(loss) on options	—	—	(27,339,331)
Realized gain on written options	19,348	48,301	146,276
Realized gain/(loss) on short sales	(13,567)	—	(4,932,404)
Net realized gain/(loss) from securities, written options and short sales transactions	21,465,688	32,914,015	(56,343)

Unrealized appreciation/(depreciation) on:
Net unrealized appreciation/(depreciation) on investments	(4,861,634)	31,541,463	(14,444,443)
Net unrealized appreciation/(depreciation) on options	—	—	(268,246)
Net unrealized appreciation on written options	413,712	1,943,389	7,406,066
Net unrealized appreciation/(depreciation) on short sales transactions	—	—	(1,745,342)
Net unrealized appreciation/(depreciation) of investments, written options and short sales transactions	(4,447,922)	33,484,852	(9,051,965)
Net realized and unrealized gain/(loss) on investments, written options and short sales transactions	17,017,766	66,398,867	(9,108,308)
Net increase from payments by affiliates[3]	13,567	—	—
Net increase (decrease) in net assets resulting from operations	$17,233,550	$64,018,897	$(11,361,224)

*	Net of foreign taxes withheld of $3,601 for the RMB Fund.

16	OPERATIONS	See Notes to Financial Statements

Statements of Changes in Net Assets

			RMB Mendon		RMB Mendon
	RMB Fund		Financial Services Fund		Financial Long/Short Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016	2017	2016
Increase/(decrease) in Net Assets
From operations:
Net investment income/(loss)	$202,217	$(30,747)	$(2,379,970)	$(92,798)	$(2,252,916)	$(1,331,242)
Net realized gain/(loss) on transactions	21,465,688	33,628,017	32,914,015	25,858,527	(56,343)	(9,780,278)
Unrealized appreciation/(depreciation)	(4,447,922)	(33,993,093)	33,484,852	68,506,504	(9,051,965)	25,615,596
Net increase from payments by affiliates	13,567	—	—	—	—	—
Net increase (decrease) in net assets resulting from operations	17,233,550	(395,823)	64,018,897	94,272,233	(11,361,224)	14,504,076

Distributions to shareholders:
From net investment income:
Class A shares	(196,156)	(201,008)	—	—	—	—
Class I shares	(30,653)	—	—	—	—	—
Total distributions from net investment income	(226,809)	(201,008)	—	—	—	—

From realized gains from securities transactions:
Class A shares	(19,474,713)	(22,049,133)	(20,976,619)	(5,873,137)	—	(894,206)
Class C shares	(1,143,310)	(1,520,831)	(3,939,715)	(716,535)	—	(137,367)
Class I shares	(1,561,625)	—	(14,806,643)	—	—	(382,989)
Total distributions from realized gains	(22,179,648)	(23,569,964)	(39,722,977)	(6,589,672)	—	(1,414,562)
Total distributions to shareholders	(22,406,457)	(23,770,972)	(39,722,977)	(6,589,672)	—	(1,414,562)
Increase/(decrease) in net assets derived from capital share transactions	3,714,911	(13,918,664)	141,948,580	128,207,831	(48,612,466)	(97,847,411)
Redemption fees[13]	99	17,410	26,024	63,653	17,065	46,479
Increase/(decrease) in net assets for the period	(1,457,897)	(38,068,049)	166,270,524	215,954,045	(59,956,625)	(84,711,418)

Net assets:
Beginning of period	83,714,452	121,782,501	467,726,167	251,772,122	301,613,554	386,324,972
End of period	$82,256,555	$83,714,452	$633,996,691	$467,726,167	$241,656,929	$301,613,554
Undistributed net investment income/(loss), end of period	$—	$—	$—	$—	$—	$—

See Notes to Financial Statements	CHANGES IN NET ASSETS	17

Statements of Changes in Net Assets — Capital Stock Activity

			RMB Mendon		RMB Mendon
	RMB Fund		Financial Services Fund		Financial Long/Short Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016	2017	2016
Capital stock transactions in dollars:
Class A shares
Net proceeds from sale of shares	$296,415	$927,510	$208,853,691	$238,294,141	$53,492,581	$90,646,306
Net asset value of shares issued to shareholders in reinvestment of dividends	17,516,254	20,074,315	19,547,893	5,467,232	—	737,745
Cost of shares redeemed	(19,974,436)	(30,206,665)	(335,405,091)	(126,500,752)	(147,393,471)	(217,599,706)
Net increase/(decrease)	$(2,161,767)	$(9,204,840)	$(107,003,507)	$117,260,621	$(93,900,890)	$(126,215,655)

Class C
Net proceeds from sale of shares	$68,233	$68,962	$15,327,935	$15,628,319	$4,873,210	$6,180,704
Net asset value of shares issued to shareholders in reinvestment of dividends	1,054,082	1,413,820	3,668,812	673,976	—	115,866
Cost of shares redeemed	(1,945,700)	(6,196,606)	(10,016,801)	(5,355,085)	(6,786,063)	(5,383,010)
Net increase/(decrease)	$(823,385)	$(4,713,824)	$8,979,946	$10,947,210	$(1,912,853)	$913,560

Class I
Net proceeds from sale of shares	6,633,357	—	248,274,879	—	118,320,577	60,085,384
Net asset value of shares issued to shareholders in reinvestment of dividends	1,591,960	—	12,626,961	—	—	364,795
Cost of shares redeemed	(1,525,254)	—	(20,929,699)	—	(71,119,300)	(32,995,495)
Net increase	$6,700,063	$—	$239,972,141	$—	$47,201,277	$27,454,684
Net increase/(decrease) in net assets derived from capital shares transactions	$3,714,911	$(13,918,664)	$141,948,580	$128,207,831	$(48,612,466)	$(97,847,411)

Share Transactions
Class A
Shares sold	10,527	27,981	4,934,291	7,089,583	2,980,532	5,748,262
Shares issued for reinvestments	740,317	762,702	444,675	134,528	—	40,602
Shares redeemed	(697,750)	(911,747)	(7,873,691)	(3,997,783)	(8,359,434)	(14,074,676)
Net increase/(decrease)	53,094	(121,064)	(2,494,725)	3,226,328	(5,378,902)	(8,285,812)

Class C
Shares sold	2,555	2,325	389,195	493,752	293,694	416,112
Shares issued for reinvestments	52,810	60,471	91,083	17,863	—	6,828
Shares redeemed	(77,007)	(206,290)	(253,515)	(171,885)	(412,698)	(362,473)
Net increase/(decrease)	(21,642)	(143,494)	226,763	339,730	(119,004)	60,467

Class I
Shares sold	225,808	—	5,717,696	—	6,637,181	3,777,284
Shares issued for reinvestments	67,313	—	284,199	—	—	19,967
Shares redeemed	(56,009)	—	(477,208)	—	(4,035,860)	(2,035,785)
Net increase	237,112	—	5,524,687	—	2,601,321	1,761,466

18	CHANGES IN NET ASSETS	See Notes to Financial Statements

Statement of Cash Flows (For the Year Ended December 31, 2017)

RMB Mendon Financial Long/Short Fund

Cash flows from operating activities
Net decrease in net assets resulting from operations	$(11,361,224)

Adjustments to reconcile net decrease in net assets resulting from operations to net cash used for operating activities:
Cash provided by operating activities:
Purchases of long-term portfolio investments	(212,184,508)
Sales of long-term portfolio investments	294,597,136
Proceeds from short sales	58,054,306
Closed short transactions	(81,038,085)
Purchase of options	(70,883,185)
Sale of options	43,914,312
Premiums received for written options	1,922,323
Purchases to cover written options	(760,017)
Sales of short-term portfolio investments, net	2,000,000
Decrease in deposit for securities sold short	15,591,338
Decrease in receivable for dividends and Interest	21,467
Decrease in receivable for investments sold	1,821,423
Decrease in prepaid expenses	48,758
Decrease in other receivables	2,076
Increase in payable for dividend declared on short sales	10,650
Decrease in payable for investments purchased	(4,681,908)
Increase in payable for auditing and legal fees	17,151
Increase in payable for administration fees	1,646
Increase in investment advisory fees	93,702
Decrease in payable for distribution and service fees	(21,700)
Increase in payable for printing fees	5,719
Increase in payable for compliance/dues	15,490
Decrease in payable for transfer agent fees	(39,624)
Decrease in accrued expenses and other payables	(357)
Net realized loss on investments	56,343
Net change in accumulated unrealized depreciation on investments	9,051,965
Net cash provided by operating activities	46,255,197

Cash flows provided by (used for) financing activities:
Proceeds from shares sold, net of receivable for beneficial interest sold	177,483,405
Payment of shares redeemed, net of payable for beneficial interest redeemed	(225,001,991)

Net cash used in financing activities	(47,518,586)
Net change in cash	(1,263,389)
Cash at beginning of period	14,972,239
Cash at end of period	$13,708,850

See Notes to Financial Statements	CASH FLOWS	19

Financial Highlights For a share outstanding throughout each period.

	Income from investment operations				Less distributions
			Net realized				Distributions
			and				from capital
	Net asset	Net	unrealized		Dividends		gains (from
	value,	investment	gain (loss)	Total from	from net	Distributions	securities
	beginning	income	on securities	investment	investment	from return	and options	Total
	of period	(loss)[a]	and options[7]	operations	income	of capital	transactions)	distributions
RMB Fund
CLASS A SHARES
12/31/2017	$25.93	$0.08	$5.77	$5.85	$(0.08)	$—	$(8.14)	$(8.22)
12/31/2016	34.90	0.01	0.60	0.61	(0.09)	—	(9.50)	(9.59)
12/31/2015	37.64	0.11	0.58	0.69	—	—	(3.43)	(3.43)
12/31/2014	36.76	0.10	2.85	2.95	(0.14)	—	(1.93)	(2.07)
12/31/2013	31.65	0.19	7.43	7.62	(0.03)	—	(2.48)	(2.51)

CLASS C SHARES
12/31/2017	$23.02	$(0.12)	$5.11	$4.99	$—	$—	$(8.14)	$(8.14)
12/31/2016	32.19	(0.22)	0.55	0.33	—	—	(9.50)	(9.50)
12/31/2015	35.23	(0.17)	0.56	0.39	—	—	(3.43)	(3.43)
12/31/2014	34.65	(0.18)	2.69	2.51	—	—	(1.93)	(1.93)
12/31/2013	30.16	(0.07)	7.04	6.97	—	—	(2.48)	(2.48)

CLASS I SHARES
For the period from 2/1/2017[c] through 12/31/2017	$26.41	$0.15	$5.30	$5.45	$(0.16)	$—	$(8.14)	$(8.30)

RMB Mendon Financial Services Fund
CLASS A SHARES
12/31/2017	$41.30	$(0.17)	$5.15	$4.98	$—	$—	$(2.88)	$(2.88)
12/31/2016	32.31	0.02	9.58	9.60	—	—	(0.62)	(0.62)
12/31/2015	27.88	—	5.70	5.70	—	—	(1.27)	(1.27)
12/31/2014	25.77	(0.21)	3.06	2.85	—	—	(0.74)	(0.74)
12/31/2013	19.03	(0.13)	6.87	6.74	—	—	—	—

CLASS C SHARES
12/31/2017	$38.32	$(0.45)	$4.77	$4.32	$—	$—	$(2.88)	$(2.88)
12/31/2016	30.25	(0.22)	8.91	8.69	—	—	(0.62)	(0.62)
12/31/2015	26.36	(0.21)	5.37	5.16	—	—	(1.27)	(1.27)
12/31/2014	24.59	(0.39)	2.90	2.51	—	—	(0.74)	(0.74)
12/31/2013	18.30	(0.28)	6.57	6.29	—	—	—	—

CLASS I SHARES
For the period from 2/1/2017[c] through 12/31/2017	$41.33	$(0.06)	$5.48	$5.42	$—	$—	$(2.88)	$(2.88)

20	FINANCIAL HIGHLIGHTS	See Notes to Financial Statements

						Ratio to average net assets %
							Ratio of total
						Ratio of total	expenses
						expenses after	before
						extraordinary	extraordinary
		Net asset			Net assets, end	expense and	expense and	Ratio of net	Portfolio
Redemption		value,	Total		of period	reimbursement/	reimbursement/	investment	turnover
fees[a]		end of period	return %		(in $000’s)	recovery[6]	recovery[6]	income (loss)	rate %

$0.00	[b]	$23.56	22.49		$72,848	1.29	1.29	0.27	45
0.01		25.93	1.36		78,787	1.63	1.55	0.02	51
0.00	[b]	34.90	1.52		110,275	1.38	1.38	0.28	17
0.00	[b]	37.64	8.04		124,215	1.36	1.36	0.25	24
0.00	[b]	36.76	24.28		145,480	1.33	1.33	0.53	45

$—		$19.87	21.57		$3,823	2.04	2.04	(0.48)	45
0.00	[b]	23.02	0.57		4,927	2.39	2.30	(0.73)	51
0.00	[b]	32.19	0.77		11,507	2.13	2.13	(0.47)	17
0.00	[b]	35.23	7.25		15,417	2.11	2.11	(0.50)	24
0.00	[b]	34.65	23.32		17,810	2.08	2.08	(0.22)	45

$0.00	[b]	$23.56	20.52	[d]	5,586	1.04 [e]	1.04 [e]	0.52 [e]	45 [f]

$0.00	[b]	$43.40	11.99		$333,628	1.33	1.33	(0.39)	59
0.01		41.30	29.77		420,479	1.42	1.41	0.05	71
0.00	[b]	32.31	20.43		224,755	1.71	1.61	0.02	62
0.00	[b]	27.88	11.11		76,726	1.80	1.64	(0.79)	106
0.00	[b]	25.77	35.42		77,206	1.80	1.81	(0.56)	126

$0.00	[b]	$39.76	11.17		$58,027	2.08	2.08	(1.14)	59
0.00	[b]	38.32	28.76		47,247	2.17	2.16	(0.73)	71
0.00	[b]	30.25	19.55		27,017	2.46	2.36	(0.73)	62
0.00	[b]	26.36	10.26		12,180	2.55	2.39	(1.54)	106
0.00	[b]	24.59	34.37		7,258	2.55	2.56	(1.31)	126

$0.00	[b]	$43.87	13.02	[d]	$242,342	1.08 [e]	1.08 [e]	(0.14)[e]	59 [f]

See Notes to Financial Statements	FINANCIAL HIGHLIGHTS	21

Financial Highlights (Continued) For a share outstanding throughout each period.

	Income from investment operations				Less distributions
			Net realized				Distributions
			and				from capital
	Net asset	Net	unrealized		Dividends		gains (from
	value,	investment	gain (loss)	Total from	from net	Distributions	securities
	beginning	income	on securities	investment	investment	from return	and options	Total
	of period	(loss)[a]	and options[7]	operations	income	of capital	transactions)	distributions
RMB Mendon Financial Long/Short Fund
CLASS A SHARES
12/31/2017	$18.24	$(0.15)	$(0.42)	$(0.57)	$—	$—	$—	$—
12/31/2016	16.80	(0.07)	1.59	1.52	—	—	(0.08)	(0.08)
12/31/2015	14.92	(0.07)	2.33	2.26	—	—	(0.39)	(0.39)
12/31/2014	13.90	(0.14)	1.81	1.67	—	—	(0.65)	(0.65)
12/31/2013	11.40	(0.00)[b]	2.68	2.68	—	—	(0.18)	(0.18)

CLASS C SHARES
12/31/2017	$17.03	$(0.25)	$(0.39)	$(0.64)	$—	$—	$—	$—
12/31/2016	15.80	(0.17)	1.48	1.31	—	—	(0.08)	(0.08)
12/31/2015	14.17	(0.17)	2.19	2.02	—	—	(0.39)	(0.39)
12/31/2014	13.32	(0.23)	1.73	1.50	—	—	(0.65)	(0.65)
12/31/2013	11.01	(0.09)	2.58	2.49	—	—	(0.18)	(0.18)

CLASS I SHARES
12/31/2017	$18.33	$(0.10)	$(0.41)	$(0.51)	$—	$—	$—	$—
12/31/2016	16.84	(0.02)	1.59	1.57	—	—	(0.08)	(0.08)
For the period from 8/20/2015[c] through 12/31/2015	16.39	—	0.83	0.83	—	—	(0.39)	(0.39)

a	Per share values have been calculated using the average share method.
b	Less than $0.01 per share.
c	Commencement of operations.
d	Total Return was not annualized for periods less than one year, assumes dividend reinvesment and does not relect the effect of sales charges. Total return would have been lower in the absence of the expense waiver.
e	Annualized.
f	Not Annualized.
g	Ratio of total expenses after reimbursement/recovery, excluding dividend and interest expense on securities sold short, would have been 1.58%, 1.75%, 1.85%, 1.80%, and 1.75%, for 12/31/2017, through 12/31/2013, respectively.
h	Ratio of total expenses before reimbursement/recovery, excluding dividend and interest expense on securities sold short, would have been 1.58%, 1.68%, 1.74%, 1.85%, and 1.89%, for 12/31/2017, through 12/31/2013, respectively.
i	Ratio of net investment income (loss), excluding extraordinary expense and dividend and interest expense on securities sold short, would have been (0.41%), (0.02%), (0.01%), (0.45%), and 0.51%, for 12/31/2017, through 12/31/2013, respectively.
j	Ratio of total expenses after reimbursement/recovery, excluding extraordinary expense and dividend and interest expense on securities sold short, would have been 1.74%.
k	Ratio of total expenses after reimbursement/recovery, excluding dividend and interest expense on securities sold short, would have been 2.28% 2.45%, 2.55%, 2.50%, and 2.45%, for 12/31/2017, through 12/31/2013, respectively.
l	Ratio of total expenses before reimbursement/recovery, excluding dividend and interest expense on securities sold short, would have been 2.28% 2.38%, 2.44%, 2.55%, and 2.59%, for 12/31/2017, through 12/31/2013, respectively.
m	Ratio of net investment income (loss), excluding extraordinary expense and dividend and interest expense on securities sold short, would have been (1.11%), (0.72%), (0.71%), (1.15%), and (0.19%), for 12/31/2017, through 12/31/2013, respectively.
n	Ratio of total expenses after reimbursement/recovery, excluding extraordinary expense and dividend and interest expense on securities sold short, would have been 2.43%.
o	Ratio of total expenses after reimbursement/recovery, excluding dividend and interest expense on securities sold short, would have been 1.28%, 1.39% and 1.44% for 12/31/2017, 12/31/2016 and 12/31/2015, respectively.
p	Ratio of total expenses before reimbursement/recovery, excluding dividend and interest expense on securities sold short, would have been 1.28%, 1.38% and 1.44% for 12/31/2017, 12/31/2016 and 12/31/2015, respectively.
q	Ratio of net investment income (loss), excluding extraordinary expense dividend and interest expense on securities sold short, would have been (0.11%), 0.33% and (0.40%) for 12/31/2017, 12/31/2016 and 12/31/2015, respectively.
r	Ratio of total expenses after reimbursement/recovery, excluding extraordinary expense and dividend and interest expense on securities sold short, would have been 1.38%.

22	FINANCIAL HIGHLIGHTS	See Notes to Financial Statements

					Ratio to average net assets %
							Ratio of total
					Ratio of total		expenses
					expenses after		before
					extraordinary		extraordinary
		Net asset		Net assets, end	expense and		expense and		Ratio of net	Portfolio
Redemption		value,	Total	of period	reimbursement/		reimbursement/		investment	turnover
fees[a]		end of period	return %	(in $000’s)	recovery[6]		recovery[6]		income (loss)	rate %

$0.00	[b]	$17.67	(3.07)	$95,001	2.01	[g]	2.01	[h]	(0.84)[i]	82
0.00	[b]	18.24	9.14	196,133	2.18	[g,j]	2.11	[h]	(0.46)[i]	61
0.01		16.80	15.10	319,796	2.24	[g]	2.14	[h]	(0.40)[i]	72
0.00	[b]	14.92	12.08	70,544	2.30	[g]	2.35	[h]	(0.95)[i]	131
0.00	[b]	13.90	23.52	67,912	2.27	[g]	2.41	[h]	(0.02)[i]	172

$—		$16.39	(3.76)	$25,130	2.71	[k]	2.71	[l]	(1.54)[m]	82
0.00	[b]	17.03	8.32	28,143	2.88	[k,n]	2.81	[l]	(1.16)[m]	61
0.00	[b]	15.80	14.21	25,160	2.94	[k]	2.84	[l]	(1.10)[m]	72
0.00	[b]	14.17	11.33	10,614	3.00	[k]	3.05	[l]	(1.65)[m]	131
0.00	[b]	13.32	22.62	8,529	2.97	[k]	3.11	[l]	(0.72)[m]	172

$0.00	[b]	$17.82	(2.78)	$121,526	1.71	[o]	1.71	[p]	(0.54)[q]	82
0.00	[b]	18.33	9.41	77,338	1.82	[o,r]	1.82	[p]	(0.13)[q]	61

0.01		16.84	5.03 [d]	41,369	1.84	[e,o]	1.84	[e,p]	0.00 [e,q]	72 [f]

See Notes to Financial Statements	FINANCIAL HIGHLIGHTS	23

Notes to Financial Statements

Organization

RMB Investors Trust (the ‘‘Trust’’), is registered under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’) as an open-end management investment company. The Trust currently consists of six series. This report covers the following three series: RMB Fund, RMB Mendon Financial Services Fund, and RMB Mendon Financial Long/Short Fund (each, a ‘‘Fund’’ and collectively, the ‘‘Funds’’). RMB Capital Management, LLC (‘‘RMB’’ or the ‘‘Adviser’’) serves as the investment adviser to the Funds. Mendon Capital Advisors Corp. (the ‘‘Sub-Adviser’’) serves as sub-adviser to the RMB Mendon Financial Services Fund and RMB Mendon Long/Short Fund.

The RMB Fund seeks capital appreciation, mainly long term; Income is generally of less importance, meaning that it is a secondary goal. The RMB Mendon Financial Services Fund and RMB Mendon Financial Long/Short Fund seek capital appreciation.

Each Fund has three classes of shares:

Class A shares incur a maximum initial sales charge of 5.00% and an annual distribution and service fee of 0.25%.

Class C shares are subject to an annual distribution and service fee of 1.00%. In addition, Class C shares are subject to a 1.00% contingent deferred sales charge (CDSC) if redeemed within one year after purchase.

Class I shares have no initial sales charge and bear no annual distribution and service fee.

Each Fund charges a 2.00% short-term redemption fee on proceeds from shares redeemed (either by selling or exchange into another Fund) within 30 days after purchase.

1. Accounting Policies

General:

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies.

Fair Value Pricing

Portfolio securities and any other Fund assets shall be valued each day on which the New York Stock Exchange is open for business, using readily available market quotations at such times as are established in the Trust’s registration statement. The valuation methods below are listed in order of priority; the highest priority shall be employed when available. If none of the listed valuation methods are available, portfolio securities shall be fair valued by RMB’s Valuation Committee in conformity with the fair valuation provisions below.

Stocks

Equity Securities, Warrants, Exchange Trading Funds (‘‘ETFs’’), and American Depository Receipts (‘‘ADRs’’) Listed on a U.S. Exchange. The market value shall be the last reported sale price on the market on which the security primarily trades. If there is no such last sale reported, securities will be valued at the mean between the closing bid and closing asked prices on the primary market.

Equity Securities on NASDAQ. The market value shall be the NASDAQ Official Closing Price or ‘‘NOCP.’’ The NOCP is determined by NASDAQ to be the last reported sale price, unless the last sale price is above or below the last reported bid and asked prices. If the last reported bid and asked price is above the last sale price, the last reported bid is used; conversely, if the last reported bid and asked price is below the last sale price, the last reported asked price will serve as the NOCP. If no last sales price is reported, the securities will be valued at the mean between the closing bid and closing asked price on the market on which the security primarily trades.

Equity Securities traded on the Over-The-Counter (‘‘OTC’’) Market. The market value shall be the last reported sale in the OTC market on which the security primarily trades, such as the OTC Bulletin Board, Pink OTC Markets, Inc., or other recognized OTC market. If no last sale is reported, the securities will be valued at the mean between the closing bid and the closing asked price on the primary market.

Bonds

Long-Term Debt Securities. Debt securities including bonds, notes, debentures, certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of more than sixty (60) calendar days for which reliable market quotations are readily available, shall be valued at the closing price. In the absence of closing prices, such securities will be valued at the mean between the closing bid and closing asked prices.

Short-Term Debt Securities. Debt securities with a remaining maturity of sixty (60) days or less are generally valued at amortized cost, subject to Board oversight.

Futures and Option contracts

Options Listed on a National Securities Exchange. Exchange traded options shall be valued at the composite mean between the closing bid and closing asked price, as provided by ICE.

•	Any options expiring within 30 days that are ‘‘out of the money’’ and for which there is no bid or asked price on the primary exchange, shall be valued at zero ($0.00). For the avoidance of doubt, the absence of a bid or asked price in such circumstance shall not result in treating the price as stale.

Exchange Traded Futures Contracts and Options on Futures Contracts. The market value of these instruments shall be the final settlement price or official closing price on the principal exchange on which the instrument is traded. If there is no such price, the value shall be the mean between the closing bid and the closing asked prices on the principal exchange.

24	NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Continued)

Short sales

The RMB Mendon Financial Long/Short Fund may take ‘‘short’’ positions (i.e., sell ‘‘short’’) in securities of companies believed to be overvalued, with a maximum short exposure limit of 25% of the Fund’s net assets, which is measured daily by the Adviser. During the period ended December 31, 2017, the RMB Mendon Financial Long/Short Fund sold securities short in order to hedge its long positions in periods of market decline and to take advantage of negative information about companies gained from the Sub-Adviser’s research. When a Fund enters into a short sale, the Fund records a liability for the securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked-to-market to reflect the market value of securities sold short. The Fund may also incur a dividend expense if a security that has been sold short declares a dividend. Until the Fund replaces a borrowed security, it will maintain in a segregated account at all times, cash, U.S. government securities, or other liquid securities in an amount which, when added to any amount deposited with a broker or custodian as collateral, will at least equal the current market value of the security sold short. All short sales must be collateralized as required by law or agreement with the Fund’s prime broker. The Fund is exposed to market risk based on the amount, if any, that the market value of the securities sold short exceeds the proceeds received.

Short sales involve elements of market risk and exposure to loss. This risk is potentially unlimited, as a Fund that sells a security short without hedging will be exposed to any market value increase.

Multiple Class Allocations

Each class of shares of a Fund has equal rights as to earnings and assets, except that each class bears different distribution and shareholder servicing expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Accounting for Portfolio Transactions

The Funds account for purchases and sales of portfolio securities as of each security’s trade date. The Funds determine realized gains and losses based on identified cost (the same basis used for federal income tax purposes). When the Funds earn dividends, they record the income on the ex-dividend date, minus any foreign taxes. The Funds record interest income on an accrual basis. Amortization of all premiums and discounts relating to fixed income securities are calculated using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Securities Lending

The Funds may lend securities to brokers, dealers, and other financial organizations to earn additional income. Each security loan is collateralized with segregated assets held with the custodian in an amount equal to or greater than the current market value of the loaned securities.

When a Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities. As a result, the Fund may incur a loss or, in the event of a borrower’s bankruptcy, may be delayed in, or prevented from, liquidating the collateral. The Fund will bear the risk of loss with respect to the investment of cash collateral. The Funds did not engage in any securities lending in 2017.

Use of Management Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions in computing net asset value and preparing the financial statements, so the actual cash amounts received or paid for a Fund’s assets, liabilities, income, and other items may ultimately differ from what is shown here.

2. Administrative Fees

The Funds each pay the administrator 0.09% of average daily net assets up to $300 million, 0.07% of average daily net assets on the next $600 million and 0.03% of average daily net assets over $900 million. Net assets are aggregated among the Funds for the purposes of determining the applicable fee and then applied pro-rata across the Funds based upon the Funds’ relative net assets.

3. Adviser Fees

RMB serves as the investment adviser to the Funds. The Adviser is entitled to a monthly fee at an annual rate based upon a percentage of the average daily net assets of each Fund at the following rates:

RMB Fund	0.60%
RMB Mendon Financial Services Fund	0.75%
RMB Mendon Financial Long/Short Fund	0.90%

The Adviser’s basic fee with respect to RMB Mendon Financial Long/Short Fund may be adjusted upward or downward (by up to 0.10% of the Fund’s rolling 36 month average daily net assets) depending on whether and to what extent the Fund’s performance for the relevant performance period, which consists of the current month and the prior 35 months, exceeds or is exceeded by the performance of the KBW Bank Index. This performance comparison is made at the end of each month. The net performance adjustment for the RMB Mendon Financial Long/Short Fund was (0.03%) or ($95,264) which resulted in a net advisory fee for the year ended December 31, 2017 of $2,409,307.

The Adviser reimbursed the RMB Fund $13,567 for losses from a trade error during the year ended December 31, 2017. This amount is reported on the Fund’s Statements of Operations under the caption ‘‘Net increase from payments by affiliates.’’ This reimbursement had no impact to the Fund’s total return.

NOTES TO FINANCIAL STATEMENTS	25

Notes to Financial Statements (Continued)

4. Distribution Fees and Commissions

Foreside Fund Services, LLC (the ‘‘Distributor’’) serves as principal underwriter to the Funds pursuant to a distribution agreement dated January 22, 2016. The Distributor acts as principal underwriter of each Fund’s shares. The Funds have adopted distribution plans under the 1940 Act, to reimburse the Distributor for services provided for distributing shares of the Funds. The following Funds pay the Distributor distribution and service fees from the assets of the share classes, and in the amounts, listed below:

Distribution Fees:

	Class A	Class C
RMB Fund	0.25%	0.75%
RMB Mendon Financial Services Fund	0.25%	0.75%
RMB Mendon Financial Long/Short Fund	0.30%	0.75%

Service Fees:

Class C
RMB Fund	0.25%
RMB Mendon Financial Services Fund	0.25%
RMB Mendon Financial Long/Short Fund	0.25%

5. Offering Price

For Class A shares, the offering price as of December 31, 2017, including the maximum 5% sales charge was $24.80, $45.68, and $18.60 for RMB Fund, RMB Mendon Financial Services Fund and RMB Mendon Financial Long/Short Fund, respectively. The redemption price is NAV. Class C shares are offered at NAV without the imposition of an initial sales charge and the redemption price is NAV, subject to any applicable CDSC. Class I shares are offered at NAV without the imposition of an initial sales charge or a CDSC.

6. Expenses

Expenses directly charged or attributable to any Fund will be paid from the assets of that Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each Fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each Fund or the nature of the services performed and relative applicability to each Fund. Fund expenses that are not class specific are allocated to each class. Differences in class-level expenses may result in payment of different per share dividends by class.

The Adviser adopted a contractual Expense Limitation Agreement (the ‘‘Agreement’’) for the Funds. Under the Agreement, the Adviser contractually limits certain operating expenses (including advisory, distribution and service fees, among others) of the following Funds and share classes’ to the rates below based on average daily net assets:

	Class A	Class C	Class I
RMB Fund	1.59%	2.34%	1.34%
RMB Mendon Financial Services Fund	1.80%	2.55%	1.55%

Under the Agreement, the Adviser contractually limits the ‘‘other expenses’’ (which excludes advisory, distribution and service fees, among others) of each share class of the RMB Mendon Financial Long/Short Fund to 0.65% of average daily net assets.

In accordance with the Agreement, the Adviser will not reimburse the Fund for certain expenses, such as interest, taxes, brokerage commissions, dealer spreads and other transaction costs, capitalized expenditures, acquired Fund fees and expenses, short sale dividends, extraordinary expenses not incurred in the ordinary course of the Fund’s business (e.g., litigation, indemnification) and any other costs and expenses approved by the Board. For the period ended December 31, 2017, the dividend expense for securities sold short was $1,199,284 for RMB Mendon Financial Long/Short Fund. Pursuant to the Agreement, any fee waivers and expense reimbursements made by the Adviser to a Fund are subject to recoupment by the Adviser for a period of three years following the date on which the waiver or reimbursement occurred, provided such recoupment does not cause the Fund to exceed the expense limits in effect at the time of the waiver/reimbursement or recoupment. The Agreement will remain in effect through May 1, 2018 and may be continued from year to year thereafter, if agreed by all parties to the Agreement. The Agreement may only be terminated during its term with approval of the Board.

7. Securities Transactions

The aggregate cost of purchases and proceeds from sales of securities, excluding short-term investments for each Fund, for the period ended December 31, 2017, were as follows:

	Purchases	Sales
RMB Fund	$38,032,237	$(55,279,084)
RMB Mendon Financial Services Fund	$451,707,136	$(321,362,674)
RMB Mendon Financial Long/Short Fund	$212,184,508	$(294,597,136)

8. Distributions and Taxes

Each Fund expects to declare and pay income distributions once a year. Each Fund also expects to declare and pay distributions from net realized capital gains once a year.

The Funds record distributions on the ex-dividend date. On occasion, a Fund may make reclassifications among some of its capital accounts. This could have the effect of changing the nature of certain distributions that have already been made, which could have tax implications for shareholders. A Fund would only make reclassifications consistent with federal tax regulations.

It is each Fund’s intention to continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no federal income tax provision is required. Certain Funds may utilize earnings and profits on redemption of shares as part of the dividends paid deduction.

The Funds recognize the tax benefits of uncertain tax positions only where the position is ‘‘more likely than not’’ to be

26	NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Continued)

sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2014-2017), or expected to be taken in the Funds’ 2017 tax returns. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next six months.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The character of distributions paid on a tax basis during 2017 and 2016 are as follows:

		RMB Mendon	RMB Mendon
		Financial	Financial
	RMB	Services	Long/Short
2017	Fund	Fund	Fund
Distributions paid from:
Ordinary income	$120,559	$10,150,111	$—
Long-Term Capital Gain	22,285,898	29,572,866	—
	$22,406,457	$39,722,977	$—

		RMB Mendon	RMB Mendon
		Financial	Financial
	RMB	Services	Long/Short
2016	Fund	Fund	Fund
Distributions paid from:
Ordinary income	$200,972	$1,793,021	$812,032
Long-Term Capital Gain	23,570,000	4,796,651	601,580
	$23,770,972	$6,589,672	$1,413,612

As of December 31, 2017, the components of distributable earnings on a tax basis were as follows:

		RMB Mendon	RMB Mendon
		Financial	Financial
	RMB	Services	Long/Short
	Fund	Fund	Fund
Undistributed Ordinary Income	$—	$3,568,053	$—
Undistributed Long-Term Capital Gains	3,992,658	5,447,336	—
Accumulated Capital and other Losses	—	—	(8,871,347)
Unrealized Appreciation on Investments	21,725,437	136,791,826	55,724,282
Unrealized Appreciation (Depreciation) on short securities and options written	—	49,759	(14,175,989)
Other accumulated losses	—	—	—
Total Accumulated Earnings	$25,718,095	$145,856,974	$32,676,946

Under the Regulated Investment Company Modernization Act of 2010 (the ‘‘Act’’), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Under the law in effect prior to the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the following Funds had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by treasury regulations:

		RMB Mendon	RMB Mendon
		Financial	Financial
Not Subject to	RMB	Services	Long/Short
Expiration	Fund	Fund	Fund
Short-Term	$—	$—	$8,871,347
Long-Term	$—	$—	$—

At December 31, 2017, the Funds had no Deferred Post-October losses.

Net investment income and realized gain and loss for federal tax purposes differ from that reported in the financial statements because of temporary and permanent book and tax differences. These differences are primarily related to differing treatment of wash sales, REITS, partnerships and the tax practice known as equalization. As of December 31, 2017, the permanent book and tax basis differences were as follows:

		RMB Mendon	RMB Mendon
		Financial	Financial
	RMB	Services	Long/Short
	Fund	Fund	Fund
Increase/(Decrease) to Undistributed Net Investment Income/(Loss)	$24,592	$2,379,970	$2,252,916
Increase/(Decrease) to Accumulated Net Realized Gain/(Loss)	$(4,288,090)	$(4,315,226)	$(40,085)
Increase/(Decrease) to Paid-In Capital	$4,263,498	$1,935,256	$(2,212,831)

9. Disclosure of Certain Commitments and Contingencies

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

NOTES TO FINANCIAL STATEMENTS	27

Notes to Financial Statements (Continued)

10. Transactions with Affiliated Securities

During the period ended December 31, 2017, RMB Mendon Financial Services Fund owned shares of the following affiliated securities. An affiliated security is a security in which the Fund has ownership of at least 5% of the voting securities.

	Value at	Cost of	Proceeds	Realized	Unrealized	Value at	Dividend
Affiliate	12/31/16	Purchases	from Sales	Gain/(Loss)	Gain/(Loss)	12/31/17	Income
Peregrine Holdings LLC[1]	$284,752	$—	$(281,359)	$(3,391)	$(2)	$—	$—
Totals	$284,752	$—	$(281,359)	$(3,391)	$(2)	$—	$—

	Shares at			Shares at
Affiliate	12/31/16	Purchases	Sales	12/31/17
Peregrine Holdings LLC[1]	275,000	—	(275,000)	—
Totals	275,000	—	(275,000)	—

[1]	Not an affiliate at the end of the period.

11. Restricted Securities

The Funds may not invest more than 15% of net assets in securities subject to legal or contractual risks (‘‘restricted securities’’). At December 31, 2017, the Funds held no restricted securities.

12. Fund Risks

Each of the Funds is subject to market risk, common stock risk, management risk, and other risks. Market risk is the risk that the price of a security held by a Fund may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to the issuer of the security. Common stock risk is the risk that the price of an equity security held by a Fund may decline due to factors specifically related to the issuer of the security or due to general market conditions that are not specifically related to the issuer. Common stock may be disproportionately affected by these risks because it is subordinated to preferred stock, bonds, and other debt instruments in the issuer’s capital structure, and common stocks have also historically experienced significantly more volatility in their returns than these other securities. Management risk is the risk that investment decisions employed by the Adviser or Sub-Adviser will not produce the intended results.

RMB Mendon Financial Services Fund and RMB Mendon Financial Long/Short Fund may be disproportionately affected by events affecting the financial services sector. Events affecting the financial services sector may include the following:

•	Bank viability/liquidity

•	Change in income conditions and interest rates

•	Financial companies may fall out of favor

•	Concentration of investments may increase volatility of the Fund

Also, regulation in response to the financial crisis, such as the Dodd-Frank Act, may materially and adversely affect companies in which the Funds invest.

In addition, RMB Mendon Financial Services Fund and RMB Mendon Financial Long/Short Fund are subject to micro capitalization company risk and small- and mid-capitalization company risk.

Micro cap companies (companies with a market capitalization of less than $300 million) may be less financially secure, more volatile and have lower trading volumes than large-, mid- or small-capitalization companies.

Small- and mid-capitalization companies also may have greater price volatility than large-capitalization companies. Some small-cap holdings may be considered or become illiquid.

13. Short-term Trading (Redemption Fee)

Shareholders in the Funds are subject to a redemption fee equal to 2.00% of the proceeds for the redemption of shares within 30 days of purchase. All redemption fees are retained by the applicable Fund and accounted for as an addition to paid-in capital.

14. Fair Value of Financial Instruments

Accounting Standards Codification 820 — Fair Value Measurements and Disclosures (‘‘ASC 820’’) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using unadjusted exchange-traded prices in active markets for identical securities. This technique is used for exchange-traded domestic common and preferred equities and certain options.

Level 2 — Prices are determined using significant observable inputs. Observable inputs may include quoted prices for similar

28	NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Continued)

securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these techniques are received from independent pricing vendors and are based on an evaluation of the inputs described. These techniques are used for certain domestic preferred equities, unlisted rights and warrants and certain options.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an investment, unobservable inputs may be used. Unobservable inputs reflect the Trust’s Valuation Committee’s own assumptions about the factors that market participants would use in pricing an investment and would be based on the best information available. These inputs include, but are not limited to, any available market prices for the security or for securities deemed comparable; the cost of the security at the date of purchase; fundamental analytical data relating to the issuer of the security, the type of security and relevant financial statements; special reports, if any, prepared by qualified analysts; and the nature and duration of restrictions, if any, on disposition of the security. Securities using this technique are generally thinly traded or privately placed, and may be valued using broker quotes, which may not only use observable or unobservable inputs but may also include the use of brokers’ own judgments about the assumptions that market participants would use.

The following is a summary of the tiered valuation input levels, as of December 31, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

At December 31, 2017	Level 1	Level 2	Level 3	Total
RMB Fund
Assets
Common Stock:
Consumer Discretionary	$12,248,900	$—	$—	12,248,900
Consumer Staples	3,478,000	—	—	3,478,000
Energy	4,322,539	—	—	4,322,539
Financial Services	7,132,927	—	—	7,132,927
Health Care	13,601,288	—	—	13,601,288
Industrials	5,709,349	—	—	5,709,349
Information Technology	26,957,363	—	—	26,957,363
Real Estate	3,923,425	—	—	3,923,425
Exchange Traded Funds:	4,966,370	—	—	4,966,370
Short-Term Instruments:	—	431,046	—	431,046
Total	$82,340,161	$431,046	$—	$82,771,207

RMB Mendon Financial Services Fund
Assets
Common Stock:
Banks	$525,828,507	$—	$—	$525,828,507
Diversified Financials	17,928,288	—	—	17,928,288
Real Estate	3,126,894	—	—	3,126,894
Thrifts & Mortgage Finance	45,799,963	—	—	45,799,963
Warrants:
Banks	3,857,600	—	—	3,857,600
Short-Term Instruments:	—	15,000,000	—	15,000,000
Total	$596,541,252	$15,000,000	$—	$611,541,252
Liabilities
Written Options	(109,500)	—	—	(109,500)
Total	$(109,500)	$—	$—	$(109,500)

At December 31, 2017	Level 1	Level 2	Level 3	Total
RMB Mendon Financial Long/Short Fund
Assets
Common Stock:
Banks	$195,105,297	$—	$—	$195,105,297
Diversified Financials	17,432,724	—	—	17,432,724
Real Estate	1,217,622	—	—	1,217,622
Thrifts & Mortgage Finance	5,603,875	—	—	5,603,875
Options – Long	1,001,547	—	—	1,001,547
Short-Term Instruments	—	10,000,000	—	10,000,000
Total	$220,361,065	$10,000,000	$—	$230,361,065
Liabilities
Short Sales	(53,670,862)	—	—	(53,670,862)
Written Options	(2,193,950)	—	—	(2,193,950)
Total	$(55,864,812)	$—	$—	$(55,864,812)

During the period ended December 31, 2017, there were no transfers between Level 1 and Level 2.

The following table summarizes the change in value associated with Level 3 financial instruments carried at fair value for the period ended December 31, 2017:

Level 3
RMB Mendon Financial Services Fund	Assets
Common Stock:
Balance, December 31, 2016	$284,752
Sale	(281,359)
Realized (loss)	(3,391)
Change in Unrealized Appreciation	(2)
Balance, December 31, 2017	$—

When determining fair value the Trust’s Valuation Committee may consult with and gather information from the Adviser as well as other sources. The initial valuation is usually cost, which can then be adjusted based on audited financial statements, subsequent market transactions, events or changes in current operations. Significant increase (decreases) in any of the variable inputs would result in a significantly lower (higher) fair value measurement. It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period.

15. Disclosures about Derivative Instruments and Hedging Activities

Accounting Standards Codification 815 — Disclosures about Derivative Instruments and Hedging Activities (‘‘ASC 815’’) requires enhanced disclosures to provide information about the reasons the Funds invest in derivative instruments, the accounting treatment of derivatives and the effect derivatives have on financial performance.

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure as of December 31, 2017:

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements (Continued)

Fair Value of Derivative Instruments

As of December 31, 2017

	Derivatives
	not accounted
	for as hedging	Statements
	instruments	of Assets &
	under ASC	Liabilities	Asset or
Fund	815	Location	Liability	Fair Value

RMB Mendon Financial Services Fund	Equity Contracts	Options written, at value	Liability	$109,500

	Warrants	Investments, at value	Asset	3,857,600

RMB Mendon Financial Long/Short Fund	Equity Contracts	Options written, at value	Liability	2,193,950

	Equity Contracts	Investments, at value	Asset	1,001,547

The Effect of Derivative Instruments on the Statements of Operations

For the period ended December 31, 2017

	Change in
	Derivatives not			Change in
	accounted for			Unrealized
	as hedging	Location of	Realized	Appreciation
	instruments	Gain or (Loss)	Gain or (Loss)	or
Fund	under ASC 815	on Derivatives	on Derivatives	(Depreciation)

RMB Fund	Equity Contracts	Realized gain on written options	$19,348

		Net unrealized appreciation on written options		$413,713

RMB Mendon Financial Services Fund	Equity Contracts	Realized gain on written options	$48,301

		Net unrealized appreciation on written options		$1,943,389

	Warrants	Net unrealized appreciation/ (depreciation) on investments		$537,600

RMB Mendon Financial Long/Short Fund	Equity Contracts	Realized gain/(loss) on options	$(27,339,331)

		Realized gain on written options	$146,276

		Net unrealized appreciation/ (depreciation) on options		$(268,246)

		Net unrealized appreciation on written options		$7,406,066

The derivative instruments outstanding as of the period ended December 31, 2017 as disclosed in the portfolio holdings and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period ended December 31, 2017 as disclosed in the statements of operations serve as indicators of the volume of derivative activity for the Funds.

The quarterly average volumes of derivative instruments as of December 31, 2017 are as follows:

			Number of	Notional
Fund	Derivative Instrument		Contracts	Value
RMB Fund	Equity Contracts	Call Option Written	(70)	$(111,826)

RMB Mendon Financial Services Fund	Equity Contracts	Call Option Written	(1,080)	(500,878)

RMB Mendon Financial Long/Short Fund	Equity Contracts	Put Option Long	54,223	1,205,962

		Call Option Written	(6,402)	(2,716,846)

		Put Option Written	(660)	(57,500)

The average number of derivative instruments is based on the average quarter end balances for the period January 1, 2017 to December 31, 2017.

16. Subsequent Events

The Adviser has evaluated the impact of all subsequent events on the Funds and has determined that there were no events that require recognition or disclosure in the financial statements.

30	NOTES TO FINANCIAL STATEMENTS

Other Information (Unaudited)

Understanding Your Fund Expenses

As a shareholder of RMB Fund, RMB Mendon Financial Services Fund or RMB Mendon Financial Long/Short Fund (each, a ‘‘Fund’’ and collectively, the ‘‘Funds’’) you incur two types of costs: (1) transaction costs, including redemption fees and sales charges (loads); and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2017 to December 31, 2017.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or an annual fee of $20.00 imposed on accounts valued at less than $1,000. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you compare the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Hypothetical
	Actual Expenses			(5% Return Before Expenses)
	Beginning	Ending	Expenses Paid	Beginning	Ending	Expenses Paid
	Account	Account	During Period*	Account	Account	During Period*
	Value	Value	7/1/2017 –	Value	Value	7/1/2017 –	Expense
	7/1/2017	12/31/2017	12/31/2017	7/1/2017	12/31/2017	12/31/2017	Ratio*
RMB Fund
Class A	$1,000	$1,096	$6.21	$1,000	$1,019	$5.98	1.18%
Class C	1,000	1,091	10.11	1,000	1,016	9.74	1.92%
Class I	1,000	1,097	5.47	1,000	1,020	5.26	1.03%

RMB Mendon Financial Services Fund
Class A	$1,000	$1,078	$7.24	$1,000	$1,018	$7.03	1.38%
Class C	1,000	1,074	11.09	1,000	$1,015	10.77	2.12%
Class I	1,000	1,080	5.70	1,000	1,020	5.53	1.09%

RMB Mendon Financial Long/Short Fund
Class A	$1,000	$1,003	$9.15	$1,000	$1,016	$9.21	1.81%
Class C	1,000	1,000	12.80	1,000	1,006	12.87	2.58%
Class I	1,000	1,005	7.81	1,000	1,017	7.85	1.57%

*	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days in the most recent fiscal half-year, divided by 365 days in the year (to reflect the one-half year period).

OTHER INFORMATION	31

Other Information (Unaudited) (Continued)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 462-2392; (2) by visiting the Funds’ website located at http://www.rmbfunds.com; and (3) by visiting the U.S. Securities and Exchange Commission’s (‘‘SEC’’) website located at http://www.sec.gov.

Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (1) by calling (800) 462-2392; (2) by visiting the Funds’ website located at http://www.rmbfunds.com; (3) by visiting the SEC’s website at http://www.sec.gov; and (4) for review and copying at the SEC’s Public Reference Room (‘‘PRR’’) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

Tax Information (Unaudited)

Pursuant to Section 854 of the Internal Revenue Code of 1986, the RMB Fund, RMB Mendon Financial Services Fund and RMB Mendon Financial Long/Short Fund, respectively, designate income dividends of 100%, 49.87% and 0% as qualified dividend income paid during the fiscal year ended December 31, 2017.

Of the ordinary income (including short-term capital gain) distributions made by the RMB Fund, RMB Mendon Financial Services Fund and RMB Mendon Financial Long/Short Fund, respectively, the percentages which qualify for the dividend received deduction available to corporate shareholders were, 100%, 50.06% and 0% for the fiscal year ended December 31, 2017.

For Federal income tax purposes, the RMB Fund, RMB Mendon Financial Services Fund and RMB Mendon Financial Long/Short Fund, respectively, designate long-term capital gain dividends of $24,883,130, $30,840,160, and $0 for the year ended December 31, 2017.

32	OTHER INFORMATION

Auditor Opinion

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of RMB Investors Trust and

Shareholders of RMB Fund, RMB Mendon Financial Services Fund, and

RMB Mendon Financial Long/Short Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the RMB Fund, the RMB Mendon Financial Services Fund, and the RMB Mendon Financial Long/Short Fund (the “Funds”), each a series of the RMB Investors Trust (the “Trust”), including the schedule of investments, as of December 31, 2017, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the statement of cash flows for the year then ended, with respect to RMB Mendon Financial Long/ Short Fund, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, the results of its cash flows, with respect to RMB Mendon Financial Long/ Short Fund, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2011.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 28, 2018

AUDITOR OPINION	33

INDEPENDENT TRUSTEES (Unaudited)

				Number
				of Funds
	Position Held	Term of Office	Principal Occupation	Overseen	Other Directorships held by
Name, Address and Age	with the Funds	and Time Served	During the Past 5 Years	within Trust	Trustee During the Past 5 Years

Margaret M. Eisen RMB Investors Trust 115 South LaSalle Street, 34th Floor Chicago, IL 60603 (1953)	Trustee and Chair	Since 2013	Trustee, Smith College (2012–2016); Chief Investment Officer, EAM International LLC (finance and asset management) (2003–2013); and Managing Director, CFA Institute (2005–2008).	6	Board of Trustees, Columbia Acorn Trust (8 series) and Wanger Advisors Trust (4 series) (2002–Present); Board of Directors, IronBridge Funds (3 series) (2017–Present).

Peter Borish RMB Investors Trust 115 South LaSalle Street, 34th Floor Chicago, IL 60603 (1959)	Trustee	Since 2015	President, Computer Trading Corporation (financial consulting firm) (since 1995).	6	None.

William F. Connell RMB Investors Trust 115 South LaSalle Street, 34th Floor Chicago, IL 60603 (1944)	Trustee	Since 2012	Founding Partner, Connell & Andersen LLP, formerly Connell & Taylor (since 1987); and Founding Partner, Connell & Wiener (since 1997).	6	None.

Robert Sabelhaus RMB Investors Trust 115 South LaSalle Street, 34th Floor Chicago, IL 60603 (1948)	Trustee	Since 2015	Retired (since 2008). Formerly, Senior Executive Vice President, Legg Mason Inc.	6	None.

PRINCIPAL OFFICERS

Walter H. Clark RMB Investors Trust 115 South LaSalle Street, 34th Floor Chicago, IL 60603 (1968)	President	Since 2016	Chief Operating Officer of the Adviser (since 2010).	N/A	Director, IronBridge Funds (3 series) (2010–Present).

Maher Harb RMB Investors Trust 115 South LaSalle Street, 34th Floor Chicago, IL 60603 (1968)	Chief Financial Officer, Treasurer and Secretary	Since 2016	Chief Financial Officer of the Adviser (since 2008).	N/A	N/A

John Davis RMB Investors Trust 115 South LaSalle Street, 34th Floor Chicago, IL 60603 (1970)	Chief Compliance Officer	Since 2017	President, Secretary, Chief Executive Officer and Chief Compliance Officer, IronBridge Funds (since 2010); Chief Compliance Officer, IronBridge Capital Management, L.P. (2003–2017).	N/A	N/A

Krista Rivers RMB Investors Trust 115 South LaSalle Street, 34th Floor Chicago, IL 60603 (1970)	Senior Vice President	Since 2016	Senior Vice President, Director of Institutional Client Service of the Adviser (since 2014); and Senior Vice President, Ariel Investments, LLC (1993–2014).	N/A	N/A

Frank A. Passantino RMB Investors Trust 115 South LaSalle Street, 34th Floor Chicago, IL 60603 (1964)	First Vice President, Assistant Secretary and Anti-Money Laundering Compliance Officer	Since 1990 Since 1999	First Vice President of the Adviser (since 2016); First Vice President, Burnham Asset Management Corporation (Funds’ former investment adviser) (1990–2016); and First Vice President, Burnham Securities, Inc. (1990–2016).	N/A	N/A

Laura A. Flentye RMB Investors Trust 115 South LaSalle Street, 34th Floor Chicago, IL 60603 (1969)	Vice President	Since 2017	Vice President, Chief Administration Officer, of the Adviser (since 2017); Chief Operating Officer and Chief Compliance Officer, Cupps Capital Management (2000–2016).	N/A	N/A

Distributor

Foreside Fund Services, LLC

3 Canal Plaza, Suite 100

Portland, ME 04101

internet: www.foreside.com

Shareholder Returns

Shareholders can obtain the most recent Fund returns by calling 1-(800) 462-2392 or on the Trust’s website at http://www.rmbfunds.com.

Adviser	Independent Trustee Counsel
RMB Capital Management LLC	Perkins Coie
115 South LaSalle Street, 34th Floor	700 13th Street NW, Suite 600
Chicago, IL 60603	Washington, DC 20005

Transfer Agent	Independent Registered Public Accounting Firm
BNY Mellon	Tait, Weller & Baker LLP
4400 Computer Drive	1818 Market Street, Suite 2400
Westborough, MA 01581	Philadelphia, PA 19103

Custodian	Administrator
UMB Bank N.A.	UMB Fund Services
1010 Grand Blvd	235 W. Galena Street
Kansas City, MO 64106	Milwaukee, WI 53213

Legal Counsel
Vedder Price
222 North LaSalle Street
Chicago, IL 60601

OFFICERS OF THE TRUST	BOARD OF TRUSTEES

Walter H. Clark	Independent Chair
President	Margaret Eisen

Maher Harb	Trustees
Chief Financial Officer, Treasurer and Secretary	Peter Borish

John Davis	William F. Connell
Chief Compliance Officer	Robert Sabelhaus

Krista Rivers
Senior Vice President

Frank A. Passantino
First Vice President, Assistant Secretary and
Anti-Money Laundering Compliance Officer

Laura A. Flentye
Vice President

Investment Company Act file number: 811-00994

This report was prepared for current shareholders of the Funds, which are all a part of RMB Investors Trust. To be distributed to potential shareholders, it must be accompanied by a current prospectus.

Because this report gives data about the past, the Funds’ holdings and the managers’ views may have changed since this report was prepared. None of the information in this report is intended as investment advice for individual investors, or as market predictions or securities recommendations, either explicit or implicit.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. Other than updating the Registrant’s name, the Registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the code of ethics is available without charge, upon request, by calling toll-free at 1-(800)-462-2392.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees (the “Board”) has determined that Margaret M. Eisen, a member of the registrant’s Audit Committee, is an “audit committee financial expert” and “independent,” as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. The Board believes each member of the Audit Committee contributes significantly to the effective oversight of the registrant’s financial statements and condition.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered to the Registrant by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $72,400 for 2017 and $70,450 for 2016.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services rendered to the Registrant by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2017 and $0 for 2016.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered to the Registrant by the principal accountant for tax compliance, tax advice, and tax planning are $18,700 for 2017 and $18,300 for 2016. The services for each of the fiscal years ended December 31, 2017 and December 31, 2016 consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are for $0 for 2017 and $0 for 2016.

(e)	(1) A copy of the Audit Committee’s policy related to the approval of the audit, audit-related, tax and other services is filed as Exhibit 13(c) to this Form N-CSR.

(e)	(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X are as follows.

(b)       0.00%

(c)       100%

(d)       0.00%

(f)	All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full time permanent employees of the principal accountant.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant and to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and whose activities are overseen by the Registrant’s investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for each of the Registrant’s last two fiscal years are $0 for 2017 and $0 for 2016.

(h)	The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) is compatible with maintaining the principal accountant’s independence. The audit committee has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

(a)	A schedule of investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)(17 CFR 270.30a-3(c))) were effective, as of a date within 90 days of the filing date of this report, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures as required by Rule 30a-3(b) under the 1940 Act, (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act, as amended (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a) (1)	RMB Investors Trust Code of Business Conduct and Ethics for Principal Executive and Principal Financial and Accounting Officers, effective November 13, 2003, is filed as Exhibit 13(a)(1) to this Form N-CSR.

(a) (2)	Certifications required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are filed as Exhibit 13(a)(2) to this Form N-CSR.

(a) (3)	Not applicable to this filing.

(b)	Certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are furnished as Exhibit 13(b) to this Form N-CSR.

(c)	Policy related to the Approval of Audit, Audit-Related, Tax and Other Services Provided by the Independent Registered Public Accounting Firm is furnished as Exhibit 13(c) to this Form N-CSR.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	RMB Investors Trust

By (signature and title)*	/s/ Walter H. Clark
Walter H. Clark
President (Principal Executive Officer)

Date	March 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (signature and title)*	/s/ Walter H. Clark
Walter H. Clark
President (Principal Executive Officer)

Date	March 8, 2018

By (signature and title)*	/s/ Maher Harb
Maher Harb
Chief Financial Officer (Principal Financial Officer)

Date	March 8, 2018